================================================================================



                                 LOAN AGREEMENT


                         dated as of February 17, 1998



                                     among



                         OMNIPOINT COMMUNICATIONS INC.,
                                  as Borrower,


                             OMNIPOINT CORPORATION,
                                as Grand Parent,


                           THE LENDERS PARTY HERETO,


                           DLJ CAPITAL FUNDING, INC.,
                             as Syndication Agent,


                      GOLDMAN SACHS CREDIT PARTNERS L.P.,
                            as Documentation Agent,


             BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION,
                          as Administrative Agent, and


                               NATIONSBANK, N.A.
                                 as Co - Agent



================================================================================

                                LOAN AGREEMENT
                                --------------

     This Loan Agreement is made as of the __ day of February, 1998 (this "Agreement"), by and among (a) OMNIPOINT COMMUNICATIONS INC. (the "Borrower"), a Delaware corporation, (b) OMNIPOINT CORPORATION (the "Grand Parent"), for the purposes set forth in Section 12.14, (c) the Lenders party hereto, (d) DLJ CAPITAL FUNDING, INC., as Syndication Agent, (e) GOLDMAN SACHS CREDIT PARTNERS L.P., as Documentation Agent, (f) BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as administrative agent for the Lenders (together with any successor thereto appointed pursuant to Section 11.6, the "Administrative
                                                           --------------
Agent") and (g) NATIONSBANK, N.A., as Co-Agent.
------

                                   ARTICLE I

                    DEFINITIONS AND RULES OF INTERPRETATION
                    ---------------------------------------

     Section 1.1  Definitions.
                  -----------

     The following terms shall have the meanings set forth in this Section 1.1 or elsewhere in the provisions of this Agreement referred to below:

     Access Agreements.  Agreements, in form and substance satisfactory to the
     -----------------
Administrative Agent, pursuant to which Grand Parent agrees to provide the Borrower and its Subsidiaries access to its Intellectual Property assets on the terms on which such access is provided as of the Closing Date or is contemplated to be provided in the plans of Grand Parent delivered to the Administrative Agent prior to the Closing Date.

     Action Letter.  As defined in Paragraph 7 of Schedule 5.23.
     -------------

     Additional Lenders.  As defined in Section 2.1.
     ------------------

     Adjusted Annualized EBITDA.  As of any date of determination, Adjusted
     --------------------------
EBITDA for the two most recently completed fiscal quarters (including the fiscal quarter ending on such date of determination) multiplied by two.

     Adjusted EBITDA.  For any period, EBITDA for such period plus, to the
     ---------------                                          ----
extent subtracted to calculate the Net Income of the Borrower and its Subsidiaries for such period, selling, marketing, advertising and promotional expenses (including, without limitation, compensation and commissions incurred in connection with the foregoing activities) incurred during such period, in each case in accordance with GAAP.

     Administrative Agent.  As defined in the preamble hereto.
     --------------------

     Administrative Agent's Office.  The Administrative Agent's office set forth
     -----------------------------
in Section 12.2 and, upon the appointment of a successor Administrative Agent pursuant to Section 11.6, such address as shall be provided by such successor Administrative Agent, or in either case such office as the Administrative Agent from time to time may designate.

     Affiliate.  As to any Person, any other Person which, directly or
     ---------
indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, control of a Person shall include the power, direct or indirect, (a) to vote 10% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons of such Person or (b) to direct or cause direction of the management and policies of such Person whether by contract or otherwise.

     Agent's Fee Letter.  The letter agreement between the Administrative Agent
     ------------------
and the Borrower dated as of February 9, 1998, as the same may be amended, supplemented or otherwise modified from time to time.

     Agents.  The Administrative Agent, the Syndication Agent, the Documentation
     ------
Agent and the Co-Agent.

     Annual Operating Business Plan.  With respect to the Borrower's fiscal year
     ------------------------------
ending December 31, 1998, the Borrower's annual operating business plan delivered pursuant to Section 8.11(a) and, with respect to each subsequent fiscal year of the Borrower, the annual business operating plan delivered by the Borrower pursuant to Section 6.13(a) with respect to such fiscal year.

     Annualized EBITDA.  As of any date of determination, EBITDA for the two
     -----------------
most recently completed fiscal quarters (including the fiscal quarter ending on such date of determination) multiplied by two.

     Applicable Lending Office.  With respect to any Lender, for Base Rate
     -------------------------
Loans, the office of such Lender specified as its domestic lending office and, for LIBO Rate Loans, the office of such Lender specified as its LIBOR lending office, in either case on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other offices of such Lender as such Lender may from time to time specify to the Administrative Agent.


     Applicable Margin.  As of any date of determination, the applicable margin
     -----------------
(expressed as a percentage) with respect to Base Rate Loans shall be equal to 2.25% per annum and with respect to LIBO Rate Loans shall be equal to 3.25% per annum; provided that 5 Business Days after the Borrower notifies the Administrative Agent that an Equity Issuance to a Qualified Investor has occurred, the applicable margin with respect to Base Rate Loans shall be equal to 2.0% per annum and with respect to LIBO Rate Loans shall be equal to 3.0% per annum.

     Approved Fund.  With respect to any Lender that is a fund that invests in
     -------------
bank loans, any other fund that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     Assignment and Acceptance.  An Assignment and Acceptance substantially in
     -------------------------
the form of Exhibit C.

     Base Rate.  For any day, the higher of (a) 0.50% per annum above the latest
     ---------
Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by the Administrative Agent based upon various factors including the Administrative Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

     Base Rate Loans.  Loans bearing interest calculated by reference to the
     ---------------
Base Rate plus the Applicable Margin.


     Book Capitalization. As of the end of each fiscal quarter after December
     -------------------
31, 1997, an amount equal to $1,700,000,000 plus (A) on a cumulative basis after
                                            ----
December 31, 1997, all interest expense paid by the Borrower or the License Subsidiary in respect of Indebtedness owed to the FCC, plus (B) on a cumulative
                                                       ----
basis after December 31, 1997, all cash Capital Expenditures made by the Borrower, plus (C) the aggregate amount of the absolute value of EBITDA for all
          ----
fiscal quarters ended following December 31, 1997, to the extent EBITDA for such quarter was negative and substantially consistent with the Annual Operating Business Plan and Full-Term Operating Business Plan; provided that no amounts shall be added under this clause (C) following the time that EBITDA is positive for three consecutive fiscal quarters, plus (D) the aggregate amount of any
                                       ----
Working Capital Requirements of the Borrower for all fiscal quarters ended since December 31, 1997.

Working Capital Requirements of the Borrower for all fiscal quarters ended since December 31, 1997.

     Borrower.  As defined in the preamble hereto.
     --------

     Borrower Securities Account Control Agreement.  The Borrower Securities
     ---------------------------------------------
Account Control Agreement in substantially the form of Exhibit G.

     Borrower Pledge Agreement.  The Pledge Agreement between the Borrower and
     -------------------------
the Administrative Agent for the benefit of the Lenders and other Secured Creditors under the Intercreditor Agreement, providing for the pledge of 100% of the limited liability company interests of the License Subsidiary, substantially in the form of Exhibit F, as amended from time to time in compliance with the Loan Documents.

     Borrower Security Agreement.  The Borrower Security Agreement among the
     ---------------------------
Borrower and the Administrative Agent for the benefit of the Lenders and the other Secured Creditors under the Intercreditor Agreement, substantially in the form of Exhibit E, as amended from time to time in compliance with the Loan Documents.

     Borrowing.  The incurrence of one Type of Loan from all Lenders on a given
     ---------
date (or resulting from Conversions on a given date) having, in the case of LIBO Rate Loans, the same Interest Period.

     BTA.  Any "basic trading area" as set forth on the Rand McNally 1992
     ---
Commercial Atlas & Marketing Guide, 123rd Edition, and utilized by the FCC in dividing the 50 States, the District of Columbia and the United States Territories into 493 BTAs for the purpose of licensing PCS systems.

     Business Day.  Any day other than a Saturday, a Sunday or a day on which
     ------------
commercial banks located in New York City or San Francisco, California are authorized or required by law or other governmental action to close, provided
                                                                     --------
that, when used in connection with a LIBO Rate Loan, the term Business Day shall also exclude any day on which commercial banks are not open for dealings in dollar deposits in the London interbank market.

     "C" Block Licenses.  FCC Licenses issued in the FCC's C-Block auction under
     ------------------
47 CFR Section 24.229(b).

     Cap Re Notes.  The Senior Notes due November, 2000 in the original
     -------------
aggregate principal amount of $25,000,000, issued by Grand Parent pursuant to a Note and Warrant Purchase Agreement, dated as of November 22, 1995, by and among Grand Parent, The Bond Fund of America, Inc. and the American High-Income Trust.

     Capital Expenditures.  Amounts paid or Indebtedness incurred by any Person
     --------------------
in connection with the purchase or lease by such Person of assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.

     Capital Stock.  With respect to any Person, any and all shares, interests,
     -------------
participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the Closing Date, including, without limitation, all Common Stock and Preferred Stock.

     Capitalized Leases.  With respect to any Person, (i) any lease of property,
     ------------------
real or personal, the obligations under which are capitalized on the balance sheet of such Person, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

     Cash Management Agreement.  The Amended and Restated Cash Management Agency
     -------------------------
Agreement dated as of December 29, 1997 between the Borrower and Grand Parent, as amended from time to time.

     CERCLA.  The Comprehensive Environmental Response, Compensation and
     ------
Liability Act, as amended, 42 USCA (S) 9601 et seq.

     Change of Control.  (a) The sale, lease, transfer, conveyance or other
     -----------------
disposition of all or substantially all of the assets of Grand Parent to any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) other than the Existing Shareholders (except in connection with a liquidation or dissolution of Grand Parent that does not constitute a Change of Control under clause (b) below), (b) the approval by the requisite shareholders of Grand Parent of a plan of liquidation or statutory dissolution (which shall not be construed to include a plan of merger or consolidation) of Grand Parent unless the Existing Shareholders "beneficially own" (as defined in Rule 13d-3 under the Exchange Act) at least the same percentage of voting power after the consummation of such plan as before or otherwise retain the right or ability, by voting power, to control the Person that acquires the proceeds of such liquidation or dissolution, (c) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing; including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b) under the Exchange Act), other than the Existing Shareholders becomes the "beneficial owner" (as so defined) of more than 35% of the total voting power of all classes of the Voting Stock of Grand Parent and/or warrants or options to acquire such Voting Stock, calculated on a fully diluted basis, provided that Existing Shareholders "beneficially own" (as so defined) in the aggregate a percentage of such Voting Stock or warrants having a lesser percentage of voting power than such other "person" or "group" and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of Grand Parent's Board of Directors, (d) during any period of two consecutive years, individuals who at the beginning of such period constituted Grand Parent's Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of Grand Parent was approved by a vote of the Existing Shareholders or a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of Grand Parent's Board of Directors then in office, or (e) Grand Parent ceases to own 100% of the Capital Stock of Parent (except as permitted in accordance with clause (v) of the definition of "Permitted Asset Sale," or Parent ceases to own 95.6% of the Capital Stock of the Borrower. Notwithstanding clause (c) above, the acquisition by a Qualified Investor (as certified to the Administrative Agent by the Borrower) of 49.0% or less of the Voting Stock of Grand Parent shall not constitute a "Change of Control," so long as not more than $15,000,000 of the Senior Notes are (and Grand Parent has not received notice of an election to cause such Senior Notes to be) redeemed or repurchased by Grand Parent from the holders thereof as a result of a mandatory offer to purchase under the Indenture on account of such an acquisition.

     Closing Date.  The meaning specified in the introductory clause of Article
     ------------
VIII.

     Co-Agent.  NationsBank, N.A., as Co-Agent under this Agreement.
     --------

     Collateral.  All of the property, rights and interests of the Borrower,
     ----------
Parent, OIT, OHI and the License Subsidiary now existing or acquired in the future that are or are intended to be subject to the security interests created by the Collateral Documents.

     Collateral Documents.  The Borrower Security Agreement, the Borrower Pledge
     --------------------
Agreement, the Borrower Securities Account Control Agreement, the Mortgage, the Parent Guaranty, the Parent Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, the OHI Guaranty, the OHI Pledge Agreement, the OIT Guaranty, the OIT Securities Account Control Agreement, and any other agreements or documents contemplated hereby or thereby and all schedules, exhibits and annexes thereto.

     Commitment.  At any time, for any Lender, the amount set forth opposite
     ----------
such Lender's name in Annex I hereto under the heading "Commitment," as the same may be reduced (or increased) from time to time pursuant to this Agreement.

     Commitment Percentage.  For each Lender at any given time, the percentage
     ---------------------
equivalent of such Lender's Commitment divided by the Total Commitment.

     Common Stock.  With respect to any Person, any and all shares, interests,
     ------------
participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether now outstanding or issued after the Closing Date, including, without limitation, all series and classes of such common stock, but excluding Preferred Stock of such Person.

     Communications Act.  The Communications Act of 1934, as amended, and the
     ------------------
rules and regulations issued thereunder, as from time to time in effect.

     Confidential Information.  Information that the Borrower or its Affiliates
     ------------------------
furnish to the Administrative Agent or any Lender in a writing designated as confidential, but Confidential Information does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Lender from a source other than the Borrower or its Affiliates.

     Consent Agent.  As defined in Section 8.21.
     -------------

     Consolidated Cash Interest Expense.  For any period, Consolidated Interest
     ----------------------------------
Expense for such period minus the amount of such Consolidated Interest Expense
                        -----
not paid or payable in cash.

     Consolidated Interest Expense.  For any fiscal period of any Person, the
     -----------------------------
total interest expense (including, without limitation, interest expense attributable to Capitalized Leases in accordance with GAAP) of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

     Contingent Obligation.  As to any Person, any obligation of such Person
     ---------------------
guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation ("pri mary obligations") of any other Person (the "primary
                   --------------------                             -------
obligor") in any manner, whether directly or indirectly, including, without
-------
limitation, any obligation of such Person, whether or not contingent,

          (a) to purchase any such primary obligation or any Property constituting direct or indirect security therefor;

          (b)  to advance or supply funds

               (i) for the purchase or payment of any such primary obligation, or

               (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain net worth, solvency or other financial statement condition of the primary obligor;

          (c) to purchase Property, securities or services primarily for the purpose of assuring the beneficiary or holder of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; or

          (d) otherwise to assure, protect from loss, or hold harmless the benefi ciary or holder of such primary obligation against loss in respect thereof;

provided that the term Contingent Obligation shall not include the indorsement
--------
of instruments for deposit or collection in the ordinary course of business.
The term Contingent Obligation shall also include the liability of a general partner in respect of the recourse liabilities of the partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

     Convert, Conversion and Converted.  A conversion of Loans of one Type into
     -------  ----------     ---------
Loans of the other Type pursuant to Section 2.5 or 2.6.

     Current Phase I Audit.  As defined in Paragraph 6 of Schedule 5.23.
     ---------------------

     Default.  Subject to Section 1.4, any Event of Default and any event or
     -------
condition that, with the giving of notice, the lapse of time, or both, would become an Event of Default.

     Distribution.  With respect to any Person, any of the following:
     ------------

          (a) the declaration or payment of any cash dividend, dividend in kind or cash equity distributions on or in respect of any shares of any class of Capital Stock of such Person, other than dividends payable solely in shares of Common Stock of such Person;

          (b) the purchase, redemption, or other retirement of any shares of any class of Capital Stock of such Person;

          (c) the return of capital by such Person to its shareholders as such;
     or

          (d) any other distribution on or in respect of any shares of any class of Capital Stock of such Person.

     DLJ.  DLJ Capital Funding, Inc.
     ---

     DLJSC.  Donaldson, Lufkin & Jenrette Securities Corporation.
     -----

     Documentation Agent.  GSCP, as Documentation Agent under this Agreement.
     -------------------

     Dollars or $.  Dollars in lawful currency of the United States of America.
     ------------

     Draw Request.  As defined in Section 2.2.
     ------------

     EBITDA.  With respect to any Person for any period,
     ------

          (a) Net Income of such Person and its Subsidiaries for such period, plus

          (b) to the extent deducted in determining Net Income for such period, the sum of each of the following for such period:

               (i)   depreciation, amortization and other non-cash charges;

               (ii)  income-tax expense; and

               (iii) Total Interest Expense, and

          (c) to the extent included in determining Net Income for such period, minus net gains from Permitted Asset Sales or extraordinary net gains, and plus losses from Permitted Asset Sales or extraordinary non-cash losses.

          (d) to the extent included in determining Net Income for such period, minus non-cash undistributed earnings, and plus non-cash losses from permitted Investments.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
Section 3(3) of ERISA maintained or contributed to by any of the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Affiliate.  With respect to any Person, any other Person
     -----------------------
whose liability for any Environmental Claim such Person has or may have retained, assumed or otherwise become liable for (contingently or otherwise), either contractually or by operation of law.

     Environmental Claim.  The meaning provided in Section 5.23(a).
     -------------------

     Environmental Laws.  Any federal, state or local law, statute, rule or
     ------------------
regulation or common law relating to the environment or occupational health and safety, including any statute, regulation or order pertaining to

          (a) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous substances or solid or hazardous waste;

          (b)  air, water or noise pollution;

          (c) groundwater and soil contamination;

          (d) the release or threatened release into the environment of industrial, toxic or hazardous substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals;

          (e) the protection of wildlife, marine sanctuaries and wetlands, including without limitation all endangered and threatened species;

          (f) underground and other storage tanks or vessels, abandoned, disposed or discarded barrels, containers and other closed receptacles;

          (g) health and safety of employees and other persons; and

          (h) manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or oil or petroleum products, by-products or breakdown products or solid or hazardous waste, including (i) CERCLA; (ii) RCRA; (iii) the Toxic Substance Control Act, as amended, 15 USCA (S) 2601 et seq.; (iv) the Water Pollution Control Act, as amended, 33 USCA (S) 1251 et seq.; (v) the Clean Air Act, as amended, 42 USCA
(S) 7401 et seq.; (vi) the Hazardous Material Transportation Act, as amended, 49 USCA (S) 1801 et seq.; (vii) the Superfund Amendments and Reauthorization Act of 1986 and (viii) all rules, regulations, judgments decrees, injunctions and restrictions thereunder and any analogous state law. As used above, the terms "release," "threatened release," "hazardous substance" and "environment" shall have the meaning set forth in CERCLA, and the terms "solid waste" and "dispose" (or "disposal") shall have the meaning set forth in the RCRA.

     Environmental Permits.  As defined in Section 5.23(e).
     ---------------------


     Equity Issuance.  The issuance or sale of Capital Stock (other than (i)
     ---------------
Preferred Stock with mandatory redemption rights in favor of the holder and (ii) employee stock options and warrants) by Grand Parent, the Net Cash Proceeds from which is equal to or greater than $250,000,000.

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended,
     -----
and the rules and regulations issued thereunder as from time to time in effect.

     ERISA Affiliate.  Any Person that is treated as a single employer with
     ---------------
Grand Parent or the Borrower under (S) 414 of the IRC.

     ERISA Event.  With respect to the Borrower, Grand Parent or any ERISA
     -----------
Affiliate,

          (a)  a Reportable Event,

          (b) the withdrawal of Grand Parent, the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in (S) 4001(a)(2) of ERISA,

          (c) the filing of a notice of intent to terminate a Plan under a distress termination of the Plan under (S) 4041(c) of ERISA, or the treatment of a Plan amendment as a termination under (S) 4041 of ERISA,

          (d) the institution of proceedings to terminate a Plan by the PBGC under (S) 4042 of ERISA or

          (e) the occurrence of any other event or condition which might reasonably be expected to constitute grounds under (S) 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or to cause the imposition of any liability (other than PBGC premiums due but not delinquent under (S) 4007 of ERISA) in excess of $250,000 under Title IV of ERISA.

     Event of Default.  Any of the events specified in Section 10.1.
     ----------------

     Excess Cash Flow. With respect to any fiscal year of the Grand Parent and
     ----------------
its Subsidiaries on a consolidated basis (except where otherwise indicated), a positive number, if any, equal to (i) EBITDA for such fiscal year, plus (ii) any
                                                                   ----
Net Cash Proceeds received by (x) Grand Parent or any other Loan Party from a Permitted Asset Sale (to the extent not required to be paid to the Lenders pursuant to Section 3.2), and (y) any Non-Party Subsidiary from a Permitted Asset Sale (to the extent such Net Cash Proceeds are permitted to be distributed to Grand Parent pursuant to any agreement to which such Non-Party Subsidiary is a party) plus (or minus) (iii) decreases (or increases) in Working Capital
         ----     -----
(other than decreases or increases in any cash included therein) from the last day of the preceding fiscal year to the last day of such fiscal year, minus (iv)
                                                                      -----
all amounts paid in cash in respect of taxes in such fiscal year, minus (v) cash
                                                                  -----
Capital Expenditures for such fiscal year, minus (vi) Consolidated Cash Interest
                                           -----
Expense for such fiscal year, minus (vii) all principal payments made during
                              -----
such fiscal year in respect of Indebtedness to the extent such Indebtedness and payments are permitted to be incurred and made hereunder.

     Exchange Act.  The Securities Exchange Act of 1934, as amended.
     ------------

     Existing Bank Debt.  All indebtedness, principal, interest, premium, fees,
     ------------------
indemnities, expenses or other obligations of any nature owed under or in connection with the Existing Loan Agreement.

     Existing Loan Agreement.  The Loan Agreement, dated as of December 29,
     -----------------------
1997, among the Borrower, as borrower, the lenders party thereto, DLJ, as syndication agent, GSCP, as documentation agent, Bank of America NT & SA, as administrative agent, and NationsBank, N.A., as Co-Agent.


     Existing Shareholders.  Douglas G. Smith, Madison Dearborn Capital
     ---------------------
Partners, L.P., Allen & Company Incorporated and Chatterjee Management Company and their respective Affiliates at the Closing Date and the one Investment Grade Company (if any) that acquires 49.0% or less of the Capital Stock of Grand Parent pursuant to the definition of "Change of Control."

     Expense Allocation Agreement.  The Amended and Restated Expense Allocation
     ----------------------------
Agreement among the Borrower, Parent and Grand Parent dated as of December 29, 1997, as amended from time to time as permitted hereunder.

     "F" Block Licenses.    FCC Licenses issued in the FCC's F-Block auction
     ------------------
under 47 CFR Section 24.229(b).

     FCC.  The Federal Communications Commission or any Governmental Body
     ---
succeeding to the functions thereof.

     Federal Funds Rate.  The fluctuating interest rate per annum equal for each
     ------------------
day during such period to the weighted average of the rates on overnight federal-funds transactions with members of the Federal Reserve System arranged by federal-funds brokers, as published for such day (or, if such day is not a Business Day, for the next-preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal-funds brokers of recognized standing selected by it.

     Fee Letter.  As defined in Section 2.3.
     ----------

     Final Loans.  As defined in Section 2.1.
     -----------

     Fixed Charges.  As of the end of any fiscal quarter of the Borrower, the
     -------------
sum of the following for the last consecutive 12 months ending on such date:
(i) the aggregate amount of Consolidated Cash Interest Expense paid or required to be paid in cash by Borrower on all Indebtedness of the Borrower outstanding during all or any part of any such period plus (ii) the aggregate amount of
                                          ----
scheduled principal payments made or required to be made by the Borrower and its Subsidiaries with respect to any Indebtedness of the Borrower and its Subsidiaries plus (iii) all Capital Expenditures (net of that portion which is
             ----
expressly
financed pursuant to Indebtedness permitted under Section 7.1) of the Borrower and its Subsidiaries.

     Full-Term Operating Business Plan.  The operating business plan of the
     ---------------------------------
Borrower delivered pursuant to Section 8.11(b), as updated from time to time pursuant to this Agreement.

     GAAP.  As defined in Section 1.3.
     ----

     Governmental Body.  Any nation or government, any state or other political
     -----------------
subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator.

     Grand Parent.  Omnipoint Corporation, a Delaware corporation.
     ------------

     GSCP.  Goldman Sachs Credit Partners L.P.
     ----

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S) 3(2) of ERISA that is maintained or contributed to by any of the Borrower or any ERISA Affiliate or that was so maintained or contributed to and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4062, 4064 or 4069 of ERISA in the event that such plan has been or were to be terminated the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantors.  Each of OHI, OIT, the License Subsidiary and the Parent.
     ----------

     Holder.  The holder of any Senior Secured Notes under the Note Purchase
     ------
Agreement.

     Increased Commitments.  As defined in Section 2.1(b)(i).
     ---------------------

     Indebtedness.  As to any Person, at a particular time, all items that
     ------------
constitute, without duplication,

          (a) obligations of such Person in respect of borrowed money (including the principal amount of all Intercompany Indebtedness) or for the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business);

          (b) obligations of such Person evidenced by notes, bonds, debentures or similar instruments;

          (c) obligations of such Person with respect to any conditional-sale or title-retention agreement;

          (d) obligations of such Person arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer's payment of such drafts;

          (e) all liabilities secured by any Lien on any Property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (other than carriers', warehousemen's, mechanics', repairmen's or other like non-consensual Liens arising in the ordinary course of business);

          (f) obligations of such Person under Capitalized Leases;

          (g) amounts owed by such Person to the FCC on the FCC Licenses for the New York PCS Network; and

          (h) all Contingent Obligations of such Person.

     Indentures.  Each of (i) the Indenture, dated as of December 2, 1996,
     ----------
between Grand Parent, as issuer, and Marine Midland Bank, as trustee, in respect of the 11 5/8% Senior A Notes due 2006 and (ii) the Indenture, dated as of August 27, 1996, between Grand Parent, as issuer, and Marine Midland Bank, as trustee, in respect of the 11 5/8% Senior Notes due 2006, in each case as amended from time to time.

     Initial Draw Amount.  $450,000,000.
     -------------------

     Initial Loans.  The Tranche A Loans and the Tranche B Loans.
     -------------

     Initial Payment Date.  June 30, 1998.
     --------------------


     Installment Amount.  With respect to (i) each Payment Date other than the
     ------------------
Maturity Date, an amount equal to 0.25% of the aggregate principal amount of Loans outstanding on the Last Drawdown Date, as such amount may be reduced from time to time pursuant to Section 3.2 or 3.3, and (ii) the Maturity Date, the aggregate then outstanding principal amount of all Loans, all accrued and unpaid interest thereon, all fees and other amounts owed hereunder and all other Obligations of the Borrower then outstanding.

     Intellectual Property.  All copyrights, trademarks, service marks, patents,
     ---------------------
trade names and service names, Licenses and the like.

     Intercompany Indebtedness.  All Indebtedness of any Omnipoint Loan Party
     -------------------------
(other than Grand Parent) to the Parent, Grand Parent or any Affiliate of the Parent or Grand Parent; provided that such Indebtedness must (i) be subject to a Subordination Agreement, (ii) have no scheduled or mandatory amortization payments prior to its maturity date, (iii) have a maturity date no earlier than six months later than the Maturity Date and (iv) bear interest at a rate per annum not to exceed 12.0%.

     Intercreditor Agreement.  The Intercreditor Agreement, dated as of the date
     -----------------------
hereof, among Bank of America National Trust & Savings Association, as Administrative Agent for the benefit of the Lenders and Collateral Agent for the benefit of the Secured Creditors, substantially in the form of Exhibit __, as the same may be supplemented, amended or modified from time.

     Interest Period.  For each LIBO Rate Loan comprising part of the same
     ---------------
Borrowing, the period commencing on the date of such LIBO Rate Loan or the date of the Conversion of any Base Rate Loan into such LIBO Rate Loan and ending on the last day of such period, determined as provided below, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of such period, determined as provided below. The duration of each such Interest Period shall be one, two, three or six months as selected by the Borrower pursuant to Section 2.2 and 2.6;

provided that:
--------

          (a) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next-succeeding Business Day; provided
                                                                     --------
     that, if such extension would cause the last day of such Interest Period to occur in the next-following calendar month, the last day of such Interest Period shall occur on the next-preceding Business Day, and

          (b) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the following calendar month, such Interest Period shall end on the last Business Day of such following calendar month.

     Investment Grade Company.  Any company the senior unsecured long-term debt
     ------------------------
of which is rated no lower than Baa3 by Moody's Investor Service, Inc. and BBB-by Standard & Poor's Corporation (or a comparable rating from another recognized national ratings agency to be substituted for either, but not both, of Moody's Investor Service, Inc. or Standard & Poor's Corporation).

       Investments.  With respect to any Person, all expenditures made and all
       -----------
liabilities incurred (contingently or otherwise) for the acquisition of Capital Stock or Indebtedness of, or for loans, advances or other extensions of credit (but excluding advances to customers in the ordinary course of business that are, in conformity with GAAP, recorded on the balance sheet of such Person as accounts receivable), capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Contingent Obligations), or obligations of, any other Person. In determining the aggregate amount of Investments outstanding at any particular time:

          (a) the amount on any date of determination of any Investment represented by a Contingent Obligation shall be not less than the principal amount of the obligations as to which such Contingent Obligation exists and that are still outstanding on such date of determination;

          (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;

          (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution);

          (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and

          (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     IRC.  The Internal Revenue Code of 1986, as amended from time to time, and
     ---
the rules and regulations issued thereunder as from time to time in effect.

     Joinder Agreement.  A Joinder Agreement substantially in the form of
     -----------------
Exhibit V.

     Last Drawdown Date.  April 1, 1998
     ------------------

     Lender. The banks and other financial institutions signatory hereto in
     ------
their capacity as Lenders, and any other Person that becomes a Lender by reason of an Assignment and Acceptance in accordance with the terms of this Agreement.

     LIBO Rate.  For any applicable Interest Period, a simple per annum interest
     ---------
rate (rounded upward, if necessary, to the nearest 1/100th of one percent) equal to

          (a) (i) the rate per annum that appears on Page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits, in an amount approximately equal to the amount of the requested Loan for the requested Interest Period, as shown under the heading "USD" as of 11:00 a.m. (London time), two Business Days before the first day of such Interest Period, or

               (ii) if the rate specified in clause (i) cannot be determined, the rate per annum equal to the arithmetic mean of the rates shown on the LIBO page of Reuters Money Service at approximately 11:00 a.m. (London time), two Business Days before the first day of such Interest Period in an amount approximately equal to the amount of the requested Loan, divided by

          (b) one, minus the LIBOR Reserve Rate, stated as a decimal.

     LIBO Rate Loan.  Any Loan bearing interest calculated by reference to the
     --------------
LIBO Rate, plus the Applicable Margin.

     LIBOR Reserve Rate.  For any Interest Period for all LIBO Rate Loans
     ------------------
comprising part of the same Borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including eurocurrency liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on LIBO Rate Loans is determined) having a term equal to such Interest Period.

     License.  Any mobile telephone, cellular telephone, microwave, paging or
     -------
other license, authorization, certificate of compliance, franchise, approval or permit, whether for the construction or the operation of any PCS System, granted or issued by the FCC and any other federal Governmental Bodies.

     License Subsidiary.  The wholly owned subsidiary of the Borrower to be
     ------------------
organized pursuant to the terms and provisions of Section 6.16.

     Lien.  Any mortgage, pledge, hypothecation, assignment, deposit or
     ----
preferential arrangement, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any Capitalized Lease or other financing lease having substantially the same economic effect as any of the foregoing.

     Loan Documents.  This Agreement, the Intercreditor Agreement, the Notes,
     --------------
the Agent's Fee Letter, each Collateral Document, the Subordination Agreement among Grand Parent, the Borrower and the Administrative Agent and any other Subordination Agreement entered into from time to time, the Access Agreements and any other agreements or documents contemplated hereby or thereby and all schedules, exhibits and annexes thereto.

     Loan Party.  Any party to any Loan Document.
     ----------

     Loans.  As defined in Section 2.1.
     -----

     Material Adverse Effect.  An effect resulting from any circumstance or
     -----------------------
event of whatever nature (including any adverse determination in any litigation) which does, or could reasonably be expected to

          (a) materially and adversely impair the validity or enforceability of any of the Loan Documents or the Administrative Agent's or any Lender's rights or remedies with respect thereto;

          (b) materially and adversely impair the ability of any Omnipoint Loan Party to pay its Obligations in accordance with their terms;

          (c)  cause a Default;

          (d) materially and adversely affect the business, property, prospects, operations, or financial or other condition of the Omnipoint Loan Parties, taken as a whole; or

          (e) materially and adversely impair or affect the Collateral or Lender's Liens on the Collateral or the priority of such Liens.

     Material Contract.  With respect to any Person, each contract to which such
     -----------------
Person is a party involving aggregate consideration payable to or by such Person of $10,000,000 or more in any 12-month period or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.

     Materials of Environmental Concern.  Any chemicals, pollutants or
     ----------------------------------
contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the RCRA), toxic materials, oil or petroleum and petroleum products, by products or breakdown products or any other material subject to regulation under any Environmental Laws.

     Maturity Date. February 17, 2006, as such Maturity Date may be accelerated pursuant to Section 10.1.

     Mortgage.  The Mortgage and Security Agreement, substantially in the form
     --------
of Exhibit H, granted by the Borrower in favor of the Administrative Agent, as amended from time to time in compliance with the Loan Documents.

     MTA.  Any "major trading area" as set forth on the Rand McNally 1992
     ---
Commercial Atlas & Marketing Guide, 123rd Edition, at pages 38-39 ("BTA/MTA Map") and utilized by the FCC in dividing the 50 states, the District of Columbia and United States territories into 51 MTAs for the purpose of licensing PCS Systems.

     Multiemployer Plan.  A "multiemployer plan" as defined in Sections
     ------------------
4001(a)(3) and 3(37) of ERISA, and to which the Borrower or any ERISA Affiliate is making, or is obligated to make, contributions or has made, or been obligated to make, contributions.

     Necessary Authorizations.  All approvals and licenses from, and all filings
     ------------------------
and registrations with, any governmental or other regulatory authority, including the FCC Licenses for the New York PCS Network and all grants, approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrower and its Subsidiaries to own, construct, maintain and operate PCS Systems.

     Net Cash Proceeds.  With respect to any Person, (a) with respect to any
     -----------------
Permitted Asset Sale, the proceeds of such Permitted Asset Sale in the form of cash net of (i) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Permitted Asset Sale, (ii) provisions for all taxes as a direct result of such Permitted Asset Sale, without regard to the consolidated results of operations of such Person and its Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Permitted Asset Sale that either (A) is secured by a Lien on the property or assets sold or (B) is required to be paid as a result of such sale and (iv) appropriate amounts to be provided by such Person or any Subsidiary of such Person as a reserve against any liabilities associated with such Permitted Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Permitted Asset Sale, all as determined in conformity with GAAP and (b) with respect to any issuance or sale of Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or cash equivalents (except to the extent such obligations are financed or sold with recourse to such Person or any Subsidiary of such Person) and proceeds from the conversion of other property received when converted to cash or cash equivalents, net of attorney's fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

     Net Income.  With respect to any Person for any period, net income (or
     ----------
loss) of such Person determined in accordance with GAAP for such period.

     New York MTA.  MTA No. 1.
     ------------

     New York PCS Network.  The PCS networks in the New York MTA to be
     --------------------
constructed pursuant to the FCC License for such MTA awarded to the Borrower.

     Non-Party Subsidiary.  Any Subsidiary of Grand Parent which is not an
     --------------------
Omnipoint Loan Party.

     Non-U.S. Lender.  As defined in Section 4.3(e).
     ---------------

     Note Purchase Agreement.  The Note Purchase Agreement, dated as of the date
     -----------------------
hereof, among the Borrower, the purchasers of notes listed therein, DLJ, GSCP and NationsBank, N.A. as the same may be amended, supplemented or otherwise modified from time to time.

     Notes.  The Promissory Notes substantially in the form of Exhibit A issued
     -----
by the Borrower hereunder.

     Notice of Conversion or Continuation.  As defined in Section 2.6.
     ------------------------------------

     Obligations.  All indebtedness, obligations and liabilities of each
     -----------
Omnipoint Loan Party to the Administrative Agent or any Lender, arising or incurred under this Agreement or any of the other Loan Documents or otherwise in respect of any of the Loans or any of the Notes or other instruments at any time evidencing any thereof, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, or whether arising by contract, operation of law or otherwise.

     ODCI.  Omnipoint Data Company, Inc., a Delaware corporation.
     ----

     OHI.  Omnipoint Holdings, Inc., a Delaware corporation.
     ---

     OHI Guaranty.  The Guaranty issued by OHI to the Administrative Agent,
     ------------
substantially in the form of Exhibit N, as amended from time to time in compliance with the Loan Documents.

     OHI Pledge Agreement.  The Pledge Agreement between OHI and the
     --------------------
Administrative Agent substantially in the form of Exhibit O, as amended from time to time in compliance with the Loan Documents, which agreement shall secure the OHI Guaranty of the Obligations of the Borrower with respect to the Tranche B Loans only.

     OII.  Omnipoint Investments, Inc., a Delaware corporation, created solely
     ---
for the purpose of investing all or a portion of Grand Parent's and its Subsidiaries' cash and cash equivalents.

     OIT.  Omnipoint Investments Two, Inc., a Delaware corporation, created
     ---
solely for the purpose of investing all or a portion of Grand Parent's and its Subsidiaries' cash and cash equivalents.

     OIT Guaranty.  The Guaranty issued by OIT to the Administrative Agent,
     ------------
substantially in the form of Exhibit P, as amended from time to time in compliance with the Loan Documents.

     OIT Securities Account Control Agreement.  The OIT Securities Account
     ----------------------------------------
Control Agreement between OIT and the Administrative Agent for the benefit of the Lenders and the Secured Creditors under the Intercreditor Agreement, substantially in the form of Exhibit Q, as amended from time to time in compliance with the Loan Documents, which agreement shall secure the OIT Guaranty of the Borrower's Obligations with respect to the Tranche B Loans only.

     Omnipoint Entity.  Grand Parent and each of its direct and indirect
     ----------------
Subsidiaries.

     Omnipoint Loan Parties.  Each Guarantor, the Borrower and Grand Parent.
     ----------------------

     Operating Agreement.  The agreement between the Borrower and the License
     -------------------
Subsidiary pursuant to which the License Subsidiary grants a sublicense in, or a right to operate, use and manage, its FCC Licenses to the Borrower, substantially in the form of Exhibit R.

     Other Taxes.  As defined in Section 4.3(b).
     -----------

     OTI.  Omnipoint Technologies, Inc., a Delaware corporation.
     ---

     Parent.  Omnipoint PCS, Inc., a Delaware corporation.
     ------

     Parent Guaranty.  The guaranty of Parent in favor of the Administrative
     ---------------
Agent and the Lenders, substantially in the form of Exhibit I, as amended from time to time in compliance with the Loan Documents.

     Parent Pledge Agreement.  The Pledge Agreement among Parent and the
     -----------------------
Administrative Agent for the benefit of the Lenders and the Secured Creditors under the Intercreditor Agreement, substantially in the form of Exhibit J, as amended from time to time in compliance with the Loan Documents.

     Participant.  As defined in Section 12.7(f).
     -----------

     Payment Date.  Subject to Section 2.7(c), the last Business Day of each
     ------------
September, December, March and June.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S) 4002 of
     ----
ERISA, or any Governmental Body succeeding to the functions thereof.

     PCS. The business of providing wireless communications services consistent
     ---
with FCC guidelines.

     PCS System.  A PCS radio telephone system constructed and operated pursuant
     ----------
to a License therefor.

     Permitted Asset Sale.  Any of the following:
     --------------------

          (i) sales of assets of Grand Parent or any of its Subsidiaries in the ordinary course of business;

          (ii) sales of obsolete equipment or inventory of Grand Parent or any of its Subsidiaries;

          (iii) with respect to the Borrower, sales of assets (other than the FCC Licenses for the New York PCS Network) the proceeds of which do not exceed $25,000,000 in any fiscal year or $50,000,000 in the aggregate prior to the Maturity Date; provided however that such sales must be at fair market value and the consideration therefor must consist of at least 75% cash or cash equivalents; and provided further that the Net Cash Proceeds must be reinvested in the Borrower's business within 270 days from the receipt of such proceeds or, if not so reinvested, applied on the 271st day following such receipt to repay the Loans in accordance with
          Section 3.4;

          (iv) with respect to Grand Parent and each Non-Party Subsidiary, sales of assets for fair market value, provided that Grand Parent or such Non-Party Subsidiary must receive consideration for such sales consisting of at least 75% cash or cash equivalents; provided further that the Net Cash Proceeds of such sales must be reinvested in Grand Parent or its Non-Party Subsidiar ies within 270 days from the receipt of such proceeds or, if not so rein vested, applied on the 271st day following such receipt to repay (a) senior secured Indebtedness of Grand Parent or such Non-Party Subsidiaries as required thereby or (b) the Loans; and provided further that in the case of "C" Block Licenses and "F" Block Licenses, such sales may be in consider ation (which shall be counted as cash consideration) for forgiveness or assumption of Indebtedness equal to the value of such Licenses (or portion thereof sold pursuant to a Permitted Disaggregation) as determined in good faith by Grand Parent's board of directors.

          (v) a sale of up to 35% of the Capital Stock of the Parent, provided that (i) such sale is a single private placement to a Qualified Investor (as certified to the Administrative Agent by the Borrower),
          (ii) such sale is for 100% cash consideration and (iii) the proceeds of such sale are applied in the manner specified in clause (iii) above.

     Permitted C-Block FCC License Transfer.  A disposition of a C-Block
     --------------------------------------
License, in whole, including any Permitted Disaggregation, in respect of any BTA as to which (a) the transferee of such C-Block License is the FCC and (b) after giving effect to such disposition no Omnipoint Entity shall have any liability in respect of Indebtedness to the FCC for the deferred purchase price of such FCC License, except in the case of any Permitted Disaggregation any Omnipoint Entity may remain liable in respect of a portion of the Indebtedness in respect of such FCC License equal to the amount of Indebtedness owing to the FCC immediately prior to such transfer, multiplied by a fraction, the numerator of which is the amount of spectrum (measured in MHz) retained by any Omnipoint Entity in connection with such Permitted Disaggregation and the denominator of which is 30 MHz.

     Permitted Disaggregation.  A disposition of a portion of or any rights to
     ------------------------
use spectrum under any FCC License in connection with a disaggregation thereof approved by the FCC pursuant to which Grand Parent or any of its Non-Party Subsidiaries retains either (i) the right to use a portion of spectrum under such FCC License or (ii) an FCC License covering a portion of the spectrum formerly covered by such FCC License.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by Sections 7.2.

     Person.  Any natural person, corporation, firm, joint venture, limited
     ------
liability company, partnership, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     Plan.  With respect to Grand Parent or any ERISA Affiliate, at any time, an
     ----
employee pension benefit plan as defined in (S) 3(2) of ERISA (other than a Multiemployer Plan) that is covered by Title IV of ERISA or subject to the minimum funding standards under (S) 412 of the IRC and

          (a) is maintained for the employees of Grand Parent or any ERISA Affiliate, or

          (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event that such plan has been or were to be terminated.

     Post Default Investments.  So long as no payment default exists at the
     ------------------------
Borrower, Investments made pursuant to Section 7.4(i) after and during the existence and continuance of a Default to the extent (but only to the extent) that such Investments are made to (a) avoid the occurrence of a new Default, or where the failure to make such Investments could be reasonably expected to have a Material Adverse Effect, provided that no Event of Default has occurred and the entire outstanding principal balance of the Loans has not been accelerated prior to the Maturity Date; (b) cure the event which has given rise to such Default; (c) make payments as and when due to the FCC for the deferred purchase price of FCC Licenses; (d) make Investments in the Borrower or the License Subsidiary; and (e) comply with the terms of any equity or loan commitment of Grand Parent in existence prior to the date of such Default.

     Potential Lender.  As defined in Section 2.1(b)(ii).
     ----------------

     Preferred Stock.  With respect to any Person, any and all shares,
     ---------------
interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference equity, whether now outstanding or issued after the Closing Date, including, without limitation, all series and classes of such preferred or preference equity.

     Prepayment Premium.  As defined in Section 3.3(b).
     ------------------

     Property.  All types of real, personal, tangible, intangible or mixed
     --------
property, including the FCC Licenses for the New York PCS Network.

     Qualified Investor.   An Investment Grade Company which either (i) is in
     ------------------
the telecommunications industry or (ii) engages in a business which will benefit from strategic synergies from an Investment in Grand Parent.

     Rate Hedging Agreements.  (a)  Any and all agreements, devices or
     -----------------------
arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to dollar-denominated or cross-currency interest-rate exchange agreements, forward-currency-exchange agreements, interest-rate-cap or dollar-protection agreements, forward-rate-currency or interest-rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

     RCRA.  The Resource Conservation and Recovery Act of 1976, as amended,
     ----
42USCA (S) 6901 et seq.

     Real Estate.  Any parcel of real property or any facility currently (or for
     -----------
purposes of compliance with Environmental Laws, formerly) owned, operated or controlled by any Omnipoint Entity.

     Register.  As defined in Section 12.7(c).
     --------

     Reportable Event.  The occurrence of any of the events set forth in (S)
     ----------------
4043(c) of ERISA or the regulations thereunder with respect to a Plan.

     Required Amount.  The amount of the Total Commitment minus amounts borrowed
     ---------------
(excluding any Increased Commitments).

     Required Lenders.  At any time that (i) Commitments are outstanding, at
     ----------------
least 51% of the aggregate of (a) the then-outstanding aggregate unpaid principal amount of Loans and (b) the then-unfunded Commitments; and (ii) Commitments are not outstanding, at least 51% of the aggregate of the then-outstanding aggregate unpaid principal amount of Loans.

     Required Secured Creditors.  With respect to the Secured Creditors, (i) at
     --------------------------
any time that Commitments are outstanding, at least 51% of the aggregate of (a) the then-outstanding aggregate unpaid principal amount of Loans, (b) the then-outstanding aggregate unpaid principal amount of Senior Secured Notes and (c) the then-unfunded Commitments; and (ii) at any time that Commitments are not outstanding, at least 51% of the aggregate of (a) the then-outstanding aggregate unpaid principal amount of Loans and (b) the then-outstanding aggregate unpaid principal amount of Senior Secured Notes.

     Revenue.  For any period,  the revenues of the Borrower and its
     -------
Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP.

     Secured Creditors.  The meaning specified in the Intercreditor Agreement.
     -----------------

     Senior Notes.  The notes issued by Grand Parent under the Indentures.
     ------------

     Senior Secured Notes.  The Notes issued under the Note Purchase Agreement.
     --------------------

     Services Agreement.  The Services Agreement between Omnipoint
     ------------------
Communications Services, Inc. and the Borrower, substantially in the form of Exhibit S.

     Significant Entities.  Each of the Borrower, Grand Parent and each of its
     --------------------
Significant Subsidiaries, and each Guarantor.

     Significant Subsidiary.  With respect to Grand Parent at any date of
     ----------------------
determination, any Subsidiary of Grand Parent that, together with its Subsidiaries, (i) for the most recent fiscal year of Grand Parent, accounted for more than 10% of the consolidated revenues of Grand Parent and its Subsidiaries or (ii) as of the end of such fiscal year, was the owner of more than 10% of the consolidated assets of Grand Parent and its Subsidiaries (or, in the case of any Subsidiary which owns "C" Block Licenses, 10% of the net consolidated assets of Grand Parent and its Subsidiaries), all as set forth on the most recently available consolidated financial statements of Grand Parent for such fiscal year.

     Solvent.  With respect to any Person on a particular date, the condition
     -------
that on such date,

          (a) the present fair salable value of the assets of such Person is greater than the total amount that will be required to pay the probable liabilities of such Person as and when they become due, including Contingent Obligations, of such Person;

          (b) such Person is paying, and believes that it will be able to pay in the future, its debts generally as and when they become due; and

          (c) such Person is not engaged in business or a transaction, or is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small amount of capital.

The determination referred to in clause (a) above of the "present fair salable value" of the FCC License for the New York PCS Network shall disregard the effect of restrictions on transfer of such License by the FCC during the initial three-year period.

     Subordination Agreement.  Any Subordination Agreement executed by an
     -----------------------
Omnipoint Entity and in substantially the form of Exhibit K.


     Subscriber. Each user in the Borrower's or any of its Affiliates' Home
     ----------
Location Registers in respect of registration to receive service within the territory of the New York MTA and with respect to which the Borrower is entitled to recognize, receive and collect billable revenues for its own account.

     Subsequent Drawdown Date.  The date of any Borrowing after the Closing Date
     ------------------------
and prior to the Last Drawdown Date.

     Subsequent Loans.  As defined in Section 2.1(a).
     ----------------

     Subsidiary.  With respect to any Person, any corporation,  partnership,
     ----------
association, joint venture or other entity in which such Person, directly or indirectly through one or more Subsidiaries, owns more than 50% of the outstanding Voting Stock.

     Subsidiary Guaranty.  The Guaranty issued by the License Subsidiary to the
     -------------------
Administrative Agent, substantially in the form of Exhibit L, as amended from time to time in compliance with the Loan Documents.

     Subsidiary Security Agreement.  The Subsidiary Security Agreement between
     -----------------------------
the License Subsidiary and the Administrative Agent, substantially in the form of Exhibit M, as amended from time to time in compliance with the Loan Documents, which agreement shall secure the Subsidiary Guaranty of the Obligations of the Borrower with respect to the Tranche B Loans only.

     Syndication Agent.  DLJ Capital Funding, Inc., as Syndication Agent under
     -----------------
this Agreement.

     Total Commitment.  At any time, the sum of the Commitments of all of the
     ----------------
Lenders at such time.

       Total Covenant Indebtedness.  The amount of Total Indebtedness minus all
       ---------------------------
Intercompany Indebtedness.

     Total Indebtedness. At any time, the aggregate principal amount of all
     ------------------
Indebtedness of the Borrower and its Subsidiaries outstanding.

     Total Interest Expense.  For any period, the aggregate amount of interest
     ----------------------
required to be accrued by the Borrower or its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including arrangement fees, commitment fees, agency fees, facility fees, origination fees, balance-deficiency fees and similar fees or expenses in connection with the borrowing of money, all as determined in accordance with GAAP; provided that (a) any
                                                  --------
origination fee paid from the proceeds of a financing shall be treated as being amortized evenly over the term of such financing for purposes of determining Total Interest Expense for any period and (b) notwithstanding clause (a) above, fees payable pursuant to Section 2.3 under all circumstances shall be treated as accrued on the date when payable.

     Tranche A Lender.  Any Lender which makes or has Commitments with respect
     ----------------
to Tranche A Loans.

     Tranche A Loan Amount.  The total amount of Tranche A Commitments as set
     ---------------------
forth in Annex 1 hereto.

     Tranche A Loans.  The portion of the Initial Loans in an amount equal to
     ---------------
$229,500,000 (which amount together with the Tranche A Amount under the Note Purchase Agreement is equal to the amount of Existing Bank Debt outstanding as of the Closing Date), as the same may be increased pursuant to Section 12.7(i).

     Tranche B Lender.  Any Lender which makes or has Commitments with respect
     ----------------
to Tranche B Loans.

     Tranche B Loan Amount.  The total amount of Tranche B Commitments as set
     ---------------------
forth in Annex 1 hereto.

     Tranche B Loans.  All Loans which are funded on the Closing Date but which
     ---------------
are not Tranche A Loans, as the same may be increased pursuant to Section
12.7(i).

     Tranche C Lender.  Any Lender which makes or has Commitments with respect
     ----------------
to Tranche C Loans.

     Tranche C Loans.  All Loans which are Subsequent Loans or Final Loans.
     ---------------

     Type.  As to any Loan, its nature as a Base Rate Loan, or a LIBO Rate Loan.
     ----

     Unrestricted Cash.  Cash and cash equivalents of the Borrower or OIT which
     -----------------
are not subject to any Lien or restriction, except Liens in favor of the Administrative Agent for the benefit of the Lenders.

     Voting Stock.  Capital Stock or similar interests, of any class or classes
     ------------
(however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     Working Capital.  With respect to any Person on any date of determination,
     ---------------
the difference between (i) such Person's "current assets" (excluding such Person's cash and cash equivalents) and (ii) such Person's "current liabilities," (excluding Indebtedness), each calculated as of such date of determination in accordance with GAAP.

     Working Capital Requirement.  With respect to any period, the extent, if
     ---------------------------
any, by which such Person's Working Capital for such period exceeds such Person's Working Capital for the immediately preceding period.

     Section 1.2  Rules of Interpretation.
                  -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, restated, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) Reference to a particular "Section", "(S) " or Exhibit refers to that section, "(S)" or that exhibit to this Agreement, unless otherwise indicated.

          (h) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     Section 1.3  Accounting Terms.  Except as otherwise expressly provided
                  ----------------
herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent shall be prepared in accordance with the following ("GAAP"):
            ----

          (a) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors in effect at December 31, 1996, and

          (b) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended at the date referred to in clause (a) above, provided that, if such Board after the date hereof shall promulgate or adopt
--------
principles that are materially different from those in effect at December 31, 1996, the Borrower and the Lenders will endeavor in good faith to amend this Agreement in order to amend (i) the definition of GAAP to include such different principles, and (ii) the other provisions of this Agreement so as to reflect in substance the same limitations and restrictions as in effect prior to such amendment to the definition of GAAP. Prior to the effective date, if any, of any such amendment, GAAP shall, however, continue to include only the principles specified in clause (a) of the preceding sentence.

     Section 1.4  Certain Calculations.  Any calculation to determine whether
                  --------------------
the incurrence of Indebtedness under Section 7.1 or the making of a Distribution under Section 7.5 would give rise to a Default under Section 7.19 shall be on a pro forma basis and calculated on the assumption that such Indebtedness has been incurred or such Distribution made, and the proceeds thereof applied, in the case of (i) Section 7.19(c) and (e), on the last day of the most recently ended fiscal quarter prior to the incurrence of such Indebtedness or the making of such Distribution and
(ii) Section 7.19(d), on the first day of the relevant twelve full month period immediately preceding the incurrence of such Indebtedness or such Distribution.


                                  ARTICLE II

                                   THE LOANS
                                   ---------

      Section 2.1  Loans
                   -----

          (a) (i) Subject to and upon the terms and conditions herein set forth, each Tranche A Lender severally and not jointly agrees to make Tranche A Loans to the Borrower on the Closing Date, of a sum not to exceed such Lender's Commitment Percentage of the Tranche A Loan Amount. Immediately upon the making of the Tranche A Loans, the Commitments of the Tranche A Lenders shall be automatically terminated.

               (ii) Subject to and upon the terms and conditions herein set forth, each Tranche B Lender severally and not jointly agrees to make Tranche B Loans to the Borrower on the Closing Date, of a sum not to exceed such Lender's Commitment Percentage of the Tranche B Loan Amount. Immediately upon the making of the Tranche B Loans, the Commitments of the Tranche B Lenders shall be automatically terminated.

               (iii) Each Tranche C Lender severally and not jointly agrees to make Tranche C Loans to the Borrower (x) from time to time after the Closing Date but prior to the Last Drawdown Date, on the date specified in the relevant Draw Request, of a sum equal to (A) such Lender's Commitment Percentage multiplied by (B) the amount requested by the Borrower pursuant to the relevant Draw Request (each such loan, together with the Final Loans (as defined below), a "Subsequent Loan"); and (y) on the Last Drawdown Date if any Commitments remain outstanding, of a sum equal to (A) such Lender's Commitment Percentage multiplied by (B) the sum of (1) the Total Commitment minus (2) the aggregate amount previously borrowed (each such loan, a "Final Loan" and together with the Initial Loans and the Subsequent Loans, the "Loans").

               (iv) The aggregate principal amount of the Loans outstanding shall not exceed $595,000,000, as such amount may be increased (i) pursuant to Section 2.1(b) or (ii) by the joinder hereto of new Lenders in accordance with Section 12.7(i).

          (b) (i) In the event that after the Closing Date the Borrower consummates an Equity Issuance, the Borrower may, upon at least 30 days' notice to the Administrative Agent (who shall promptly provide a copy of such notice to the other Agents and the Lenders) propose to increase the aggregate amount of the Commitments by an amount not to exceed $250,000,000 (the amount of any such increase, the "Increased Commitments"). Each Lender party to this Agreement at such time shall have the right (but no obligation), prior to the expiration of the 30 day period, to elect by written notice to the Borrower and the Administrative Agent to increase its Commitments by a principal amount equal to such Lender's Commitment Percentage multiplied by the Increased Commitments. Each of the Agents shall assist and cooperate with (but shall not be obligated to commit to any Increased Commitments to) the Borrower in connection with obtaining the Increased Commitments.

          (ii) If any Lender party to this Agreement shall elect not to increase its Commitment pursuant to clause (i) above, the Borrower may designate another financial institution or institutions or investment fund or funds (which may be, but need not be, one or more of the existing Lenders) consented to by the Agents and the Borrower and which would otherwise be permitted to be a Lender pursuant to Section 12.7 (such consent not to be unreasonably withheld or delayed) (each, a "Potential Lender") which at the time agree to (i) in the case of such Potential Lender that is an existing Lender, increase its Commitment and (ii) in the case of any other such Potential Lender (an "Additional Lender"), become a party to this Agreement. The sum of the increases in the Commitments of the existing Lenders pursuant to this clause (ii) plus the Commitments of the Additional Lenders shall not in the aggregate exceed the amount of the Increased Commitments.

          (iii) An increase in the aggregate amount of the Commitments pursuant to this Section 2.1(b) shall become effective upon the receipt by the Administrative Agent of an agreement in form and substance satisfactory to the Administrative Agent signed by the Borrower, by each Additional Lender and by each other Lender whose Commitment is to be increased, setting forth the new Commitments of such Lenders and setting forth the agreement of each Additional Lender to become a party to this Agreement and to be bound by all the terms and provisions hereof, together with such evidence of appropriate corporate authorization on the part of the Borrower with respect to the Increased Commitments and such opinions of counsel for the Borrower with respect to the Increased Commitments as the Administrative Agent may reasonably request. So long as no Default is in existence or would result therefrom, the Borrower may borrow under the Increased Commitments by following the procedures with respect to Borrowings set forth herein; provided that (i) Installment Amounts shall be payable with respect to Loans under the Increased Commitment on the next succeeding date on which Installment Amounts would otherwise be due and shall be paid on such dates thereafter, and (ii) the Maturity Date with respect to Loans under the Increased Commitments shall be the same as for the other Loans.

          (c) Any failure by the Borrower to borrow the Required Amount on or before the Last Drawdown Date, or any voluntary termination of the Commitments prior to the Last Drawdown Date, shall result in the immediate and automatic termination of all of the remaining Commitments, and the Borrower shall, immediately upon such failure to borrow or termination, pay to the Administrative Agent (for distribution to the Lenders) a fee equal to the product of (i) the then prevailing Prepayment Premium multiplied by (ii) the sum of (x) the Total Commitment (excluding the
     -------------
     Increased Commitments) minus (y) all amounts borrowed by the Borrower prior
                            -----
     to the date thereof.

          (d) The Initial Loans shall consist of Tranche A Loans and Tranche B Loans. Except with respect to the Collateral (as provided in the Loan Documents), the Tranche A Loans and the Tranche B Loans shall be treated the same under each of the Loan Documents. The Administrative Agent shall designate in the Register the amount of each Lender's Loans and the nature of each such Loan as a Tranche A Loan, Tranche B Loan or Tranche C Loan.


          (e) The aggregate amount at any time outstanding under the Loans may not exceed the then Total Commitments. The Commitments of each Lender (and the Total Commitments) shall be reduced by an amount equal to the amount of each Borrowing applicable to each such Lender's Commitment hereunder. The Commitments (excluding any Increased Commitments) shall expire on April 2, 1998 if not utilized on or prior to such date.

      Section 2.2  Making the Loans.
                   ----------------

          (a) Each Loan shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Loan in the case of a Loan consisting of LIBO Rate Loans, or the first Business Day prior to the date of the proposed Loan in the case of a Loan consisting of Base Rate Loans, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier. Each such notice of a Loan (a "Draw Request") shall be by telecopier
                                    ------------
     substantially in the form of Exhibit B, specifying therein

               (i) the requested date of such Loan (which shall be a Business
          Day);

               (ii) the portion of such Loan which will be made as a Base Rate Loan and the portion of such Loan which will be made as a LIBO Rate Loan;

               (iii) the requested aggregate principal amount of such Loan;

               (iv) the account to which the proceeds of such Loan shall be paid; and

               (v) the initial Interest Periods applicable to any such Loan which will be made as a LIBO Rate Loan.

     Each Draw Request shall be accompanied by such additional documents as may be required by Article VIII and Article IX. Each Lender shall, upon fulfillment of the applicable conditions set forth in Articles VIII and IX, before 11:00 A.M. (New York City time) on the date of such Loan, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Office, in same-day funds, such Lender's Loan (determined by multiplying the amount of the Borrowing by such Lender's Commitment Percentage). After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Articles VIII and IX, the Administrative Agent will wire transfer same-day funds in the aggregate principal amount of such Loan to such account as the Borrower shall have specified in its Draw Request. If the Administrative Agent shall receive such funds and if such applicable conditions shall be fulfilled prior to 11:00 A.M. (New York Time) on the date of any proposed Loan, the Administrative Agent shall commence the wire transfer (or direct its bank to commence the wire transfer) of such funds to such account by 1:00 P.M. (New York Time).

          (b) Anything in subsection (a) above to the contrary notwithstanding,
     (i) the aggregate principal amount of any Borrowing comprised of LIBO Rate Loans shall not be less than $5,000,000 and (ii) the Borrower may not request LIBO Rate Loans if the obligation of the Lenders to make LIBO Rate Loans shall then be suspended pursuant to Section 2.5 or 4.1.

          (c) Each Draw Request shall be irrevocable and binding on the Bor rower.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Loan in accordance with subsection (a) of this Section 2.2 and the Administrative Agent may, at its option, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such portion available to the Administrative Agent, such Lender and the Borrower severally will repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute a Loan by such Lender for purposes of this Agreement.

          (e) The failure of any Lender to make the Loan to be made by it shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan hereunder, but neither the Administrative Agent nor any Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender.

     Section 2.3  Fees.
                  ----

          (a) The Borrower shall pay to the Agents such fees as are set forth in the Omnipoint Corporation Senior Credit Facility Fee Letter dated January 12, 1998 (the "Fee Letter"), among Grand Parent, the Borrower, the Syndication Agent, DLJSC and GSCP, as amended to, among other things, include the Administrative Agent and NationsBank, N.A. as parties, pertaining to the Permanent Facility (as defined in the Fee Letter).


          (b) The Borrower shall pay to the Administrative Agent, for the account of each Tranche C Lender, a commitment fee for the period commencing on the date hereof and ending on the Last Drawdown Date (or such earlier date that all of the Commitments shall have been fully utilized) of 0.50% per annum of the daily average undrawn Commitments of such Lender. Such fee shall be due and payable on the Last Drawdown Date or such earlier date on which the Commitments are terminated in full. The term "Commitment" as used in this clause (b) shall exclude any Increased Commitment.

          (c) The Borrower shall pay to the Administrative Agent an administrative agent's fee as set forth in the Agent's Fee Letter.

     Section 2.4  Interest.
                  --------

          (a) The Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount shall be paid in full, at the following rates per annum:

               (i) for all Base Rate Loans, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time, plus (B) the Appli cable Margin applicable to such Base Rate Loan, payable in arrears quarterly on the last Business Day of each March, June, September, December, and on the date any such Base Rate Loan shall be paid in full;

               (ii) for all LIBO Rate Loans, a rate per annum equal at all times during each Interest Period for such LIBO Rate Loan to the sum of (A) the LIBO Rate for such Interest Period for such LIBO Rate Loan, plus
          (B) the Applicable Margin applicable to such LIBO Rate Loan, payable in arrears on the last day of such Interest Period, in the case of an Interest Period of six months, on the date occurring three months from the first day of such

          Interest Period and on the date such LIBO Rate Loan shall be paid in full or Converted.

          (b) Upon the occurrence and during the continuance of any Event of Default, the Borrower shall pay interest on the unpaid principal amount of each Loan owing to each Lender, payable on demand, at a rate per annum equal to the rate which is the greater of (i) 2.0% per annum in excess of the rate per annum then borne by such Loan and (ii) a rate per annum equal to the Base Rate plus 2% per annum plus the Applicable Margin. With respect to the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, the Borrower shall pay interest thereon, to the extent permitted under applicable law, in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Loans pursuant to clause (a)(i) above.

     Section 2.5  Interest Rate Determination.
                  ----------------------------

          (a) If, with respect to any LIBO Rate Borrowing, the Required Lenders notify the Administrative Agent that the LIBO Rate for any Interest Period for such Borrowing will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective LIBO Rate Loans comprising such Borrowing for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon

               (i) each such LIBO Rate Loan comprising such Borrowing will automatically, on the last day of the then-existing Interest Period therefor, Convert into a Base Rate Loan, and

               (ii) the obligation of the Lenders to make, or to Convert Loans into, LIBO Rate Loans shall be suspended immediately,

     until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

          (b) On the date on which the aggregate unpaid principal amount of any LIBO Rate Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, the Loans comprising such Borrowing shall, subject to the provisions of Section 3.4(a) and 12.4(b), automatically Convert into Base Rate Loans.

          (c) Upon the occurrence and during the continuance of any Event of Default,

               (i) each LIBO Rate Loan will automatically, on the last day of the then-existing Interest Period therefor, Convert into a Base Rate Loan and

               (ii) the obligation of the Lenders to make, or to Convert Loans into, LIBO Rate Loans shall be suspended immediately.

          (d) If the Administrative Agent cannot determine the LIBO Rate for any LIBO Rate Loans proposed to be made or Converted from Base Rate Loans,

               (i) the Administrative Agent shall forthwith notify the Borrower and the Lenders that the interest rate cannot be determined for such LIBO Rate Loans,

               (ii) each such Loan will automatically, on the last day of the then-existing Interest Period therefor, Convert into a Base Rate Loan, and

               (iii) the obligation of the Lenders to make, or to Convert Loans into, LIBO Rate Loans shall be suspended immediately,

     until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.

     Section 2.6  Conversion or Continuation of Loans.
                  -----------------------------------

          (a) Subject to the other provisions hereof, the Borrower shall have the option (i) to Convert at any time all or any part of outstanding Base Rate Loans to LIBO Rate Loans, (ii) to Convert all or any part of outstanding LIBO Rate Loans which comprise part of the same Borrowing to Base Rate Loans, on the expiration date of the Interest Period applicable thereto, or (iii) to continue all or any part of outstanding LIBO Rate Loans which comprise part of the same Borrowing as LIBO Rate Loans for an additional Interest Period, on the expiration date of the Interest Period applicable thereto; provided that no Loan may be continued as, or converted
                         --------
     into, a LIBO Rate Loan when any Event of Default has occurred and is continuing. Notwithstanding anything to the contrary set forth herein, if the Borrower shall fail to give notice of any continuation of a LIBO Rate Loan as set forth herein, or if such continuation shall not be permitted pursuant to the terms hereof, any such LIBO Rate Loans shall be automatically converted to Base Rate Loans on the last day of such then expiring Interest Period.

          (b) In order to elect to Convert or continue a Loan under this Section 2.6, the Borrower shall deliver an irrevocable notice thereof substantially in the form of Exhibit U (a "Notice of Conversion or Continuation") to the Administrative Agent no later than 11:00 A.M., New York time, (i) at least one Business Day in advance of the proposed conversion date in the case of a Conversion to a Base Rate Loan and (ii) at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to, or a continuation of, a LIBO Rate Loan. A Notice of Conversion or Continuation shall specify (w) the requested Conversion or continuation date (which shall be a Business Day), (x) the amount of the Loan to be Converted or continued, (y) whether a Conversion or continuation is requested, and

     (z) in the case of a Conversion to, or a continuation of, a LIBO Rate Loan, the requested Interest Period. Promptly after receipt of a Notice of Conver sion or Continuation under this Section 2.6(b), the Administrative Agent shall notify each Lender of such conversion.

     Section 2.7  Payments and Computations.
                  -------------------------

          (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. dollars to the Administrative Agent at the Administrative Agent's Office in same-day funds to such account as the Administrative Agent shall have notified the Borrower. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent will promptly thereafter cause to be distributed
     (i) like funds relating to the payment of principal or interest and other amounts ratably (other than amounts payable pursuant to Sections 4.2, 4.3 or 12.4) to the Lenders for the account of their respective Applicable Lending Offices, and (ii) like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement.

          (b) All computations of interest or fees shall be made by the Administra tive Agent on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next-succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility fee, as the case may be; provided that, if such extension would cause payment of
                         --------
     interest on or principal of LIBO Rate Loans to be made in the next-following calendar month, such payment shall be made on the next-preceding Business Day.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due and owing to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Adminis trative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distrib uted to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

          (e) To the extent permitted by law, all payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim.

     Section 2.8  Sharing of Payments, Etc.  Subject to the Intercreditor
                  ------------------------
Agreement, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans owing to it (other than pursuant to Sections 4.2, 4.3 or 12.4) in excess of its share of payments on account of the Loans obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter
--------
recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (a) the amount of such Lender's required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.8 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off upon and during the continuance of an Event of Default) with respect to such participa tion as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     Section 2.9  Use of Proceeds.  The proceeds of the Loans shall be available
                  ---------------
(and the Borrower shall use such proceeds)

               (i) with respect to the Tranche A Loans (together with the Tranche A Amounts (as defined in, and under, the Note Purchase Agreement)) only, to repay in full the Existing Bank Debt on the Closing Date;

               (ii) subject to Section 7.5 hereof, to make direct or indirect (through another Subsidiary of Grand Parent) Distributions to Grand Parent, so long as such Distributions are immediately invested in the business of Grand Parent's Subsidiaries; and

               (iii) for general corporate purposes of the Borrower and the License Subsidiary;

provided that all proceeds not applied as specified under clauses (i), (ii) or
(iii) above shall, together with any remaining funded amounts under Tranche B Loans, be held until used for the purposes described in clauses (ii) and (iii) above, in a cash account of the Borrower pursuant to the Borrower Securities Account Control Agreement.

     Section 2.10 The Notes.
                  ---------

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness owed to such Lender resulting from each Loan made from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (b) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (c) The entries made in the accounts maintained pursuant to paragraphs
     (a) and (b) of this Section 2.10 shall be prima facie evidence (absent manifest error) of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

          (d) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to the order of such Lender (or, if requested by such Lender, so such Lender and its registered assigns). Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 12.7) be represented by one or more Notes payable to the order of the payee named therein (or, if such Note is a registered Note, to such payee and its registered assigns).

          (e) In the event a Lender receives a Note pursuant to the terms hereof, the Borrower irrevocably authorizes each Lender to make or cause to be made an appropriate notation on the schedule attached to such Lender's Note of the making of Loans or (as the case may be) the receipt of payments. The amount of the Loans set forth on such schedule shall be prima facie evidence (absent manifest error) of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such schedule shall not limit or otherwise affect the Obligations of the Borrower hereunder or under the Notes to make payments of principal of or interest on the Notes when due.

                                  ARTICLE III

                     REPAYMENT AND PREPAYMENT OF THE LOANS
                     -------------------------------------

     Section 3.1  Term/Amortization. The Borrower shall repay the outstanding
                  -----------------
principal amount of the Loans on the Initial Payment Date and each Payment Date thereafter until (and including) the Maturity Date, in an amount equal to the Installment Amount for each such date.

     Section 3.2  Mandatory Prepayments of Loans.
                  ------------------------------


          (a) The Borrower shall prepay the outstanding Loans (and Notes in accordance with Section 8.2 of the Note Purchase Agreement) in an amount equal to 100% of the amount of the Net Cash Proceeds of a Permitted Asset Sale (other than a sale described in clauses (i) and (ii) of the definition of "Permitted Asset Sales" in Article I) in excess of $5,000,000 from all such sales in the aggregate to the extent such excess Net Cash Proceeds have not been reinvested or otherwise applied in accordance with clause
     (iii) or (iv), as applicable, of the definition of "Permitted Asset Sales."


          (b) No later than 100 days after the end of any fiscal year commencing on or after January 1, 2000 during which Grand Parent shall have any Excess Cash Flow, the Borrower shall prepay the outstanding Loans (and Notes in accordance with Section 8.2 of the Note Purchase Agreement) in an amount equal to 50% of such Excess Cash Flow.

          (c) All prepayments of the Loans required by Section 3.2(a) and (b) shall be applied against the Installment Amounts on a pro rata basis among
     (i) all such Installment Amounts and (ii) Tranche A Loans, Tranche B Loans and Tranche C Loans.

     Section 3.3  Voluntary Prepayments of Loans.
                  ------------------------------

          (a) Subject to Section 3.3(b), upon provision of written notice to the Administrative Agent at least three Business Days prior to a prepayment of LIBO Rate Loans and at least one Business Day prior to a prepayment of Base Rate Loans, the Borrower shall have the right to prepay the Loans (and Notes pursuant to Section 3.4(d)) in whole or in part from time to time in an aggregate principal amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, in accordance with Section 3.4.

     (b) Any prepayment of the Loans by the Borrower pursuant to Section 3.3(a) shall be subject to a prepayment premium to be paid to the Administrative Agent for the benefit of the Lenders determined in accordance with the table set forth below (a "Prepayment Premium") and payable at the time of such prepayment, which Prepayment Premium shall not reduce the principal amount owed by the Borrower.

Date of Prepayment                            Amount of Premium (percentage amount
                                              multiplied by principal amount to be re-
From and     To and                           paid)
Including    Including
---------------------------------------------------------------------------------------
The Closing Date to the 6 month anniver-     4.00%
sary thereof
---------------------------------------------------------------------------------------
The day after the 6 month anniversary of     3.00%
the Closing Date to the 12 month anniver-
sary thereof
---------------------------------------------------------------------------------------
The day after the 12 month anniversary of    2.00%
the Closing Date to the 18 month anniver-
sary thereof
---------------------------------------------------------------------------------------
The day after the 18 month anniversary of    1.50%
the Closing Date to the 24 month anniver-
sary thereof
---------------------------------------------------------------------------------------
The day after the 24 month anniversary of    0.50%
the Closing Date to the 30 month anniver-
sary thereof
---------------------------------------------------------------------------------------
At any time after the 30 month anniversary    0.0%
of the Closing Date
---------------------------------------------------------------------------------------

     Section 3.4  Certain Matters Relating to Repayments and Prepayments.
                  ------------------------------------------------------

          (a) On the earlier of the date on which Loans are to be repaid or prepaid and the date on which notice of such payment or prepayment is required to be given under this Agreement, if less than all Loans are to be repaid or prepaid, the Borrower will specify whether the Loan to be repaid or prepaid shall be a Base Rate Loan or a LIBO Rate Loan and, if a LIBO Rate Loan is to be repaid or prepaid and more than one LIBO Rate Loan is outstanding, which such Loan shall be prepaid. Prepayments and repayments of LIBO Rate Loans made other than on the last day of the Interest Period applicable thereto shall be subject to the payment by the Borrower of amounts owed under Section 12.4(b).

          (b) All prepayments and repayments pursuant to this Article III shall be accompanied by such additional amounts as are sufficient to pay accrued and unpaid interest on the principal amount of the Loans then being prepaid or repaid.

          (c) Loans that are prepaid or repaid may not be reborrowed.

          (d) All prepayments and repayments of outstanding Loans and Notes shall be paid to the Secured Creditors on a pro rata basis according to the sum of (i) aggregate outstanding principal amount of Loans and Commitments owed to such Lenders (ratably among all Installment Amounts) and (ii) amounts owing under the Senior Secured Notes.


                                  ARTICLE IV

         ILLEGALITY, INCREASED COSTS, CAPITAL ADEQUACY AND INDEMNITIES
         -------------------------------------------------------------

     Section 4.1  Illegality.  Notwithstanding any other provisions herein, if
                  ----------
any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain LIBO Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrower, the Administrative Agent and the other Lenders and thereupon

          (a) the Commitments of such Lender to make LIBO Rate Loans shall forthwith be suspended until such notifying Lender shall have notified the Administrative Agent and the Borrower that the circumstance giving rise to such determination no longer exists (and if such notifying Lender shall determine that such circumstance no longer exists it shall so notify the Administrative Agent and the Borrower promptly after determining the same), and

          (b) the aggregate principal amount of such Lender's LIBO Rate Loans, if any, shall be Converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBO Rate Loans or within such earlier period as may be required by applicable law.

Such Lender will designate a different Applicable Lending Office if such designation will avoid the need for any suspension or Conversions described in the preceding sentence and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

     Section 4.2  Additional Costs and Capital Adequacy.
                  -------------------------------------

          (a) If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court having jurisdiction with respect thereto or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall

               (i) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

               (ii) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, such Lender's Commitments, or any class of loans, or commitments of which any of the Loans or such Lender's Commitments form a part, and the result of any of the foregoing is to increase the cost to such Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment (taking into account such Lender's then-existing policies with respect to maintaining capital), then the Borrower shall pay to the Administrative Agent for the account of such Lender, within 15 days after demand from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation on an after-tax basis in the light of such circumstances, for such increased costs.

          (b) If any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction, that in any case becomes effective after the date hereof, affects the amount of capital required or expected to be maintained by any Lender or any corporation controlling such Lender and such Lender determines that the amount of capital required to be maintained by it is increased by or based upon the existence of such Lender's Commitment or Loans, the Borrower will pay to such Lender, within 15 days after demand from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender or such corporation on an after-tax basis in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder.

          (c) Each demand by a Lender pursuant to this Section 4.2 shall be accompanied by a statement setting forth in reasonable detail the basis for such demand and the computation of such amount, including any method by which such cost was allocated to the Borrower. In determining the amount of any compensation, such Lender may use any reasonable averaging or attribution methods set forth in such demand, and any such methods so used shall be binding on the Borrower. The amount specified in any such demand shall be conclusive evidence of the amount owing, absent manifest error. Such Lender will designate a different Applicable Lending Office if such designation will avoid the need for or reduce the amount of, any compensation under this Section 4.2 and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. By making any payment under this Section 4.2, the Borrower is not waiving its right to contest that the amounts set forth in the certificates are based on manifest error.

     Section 4.3  Taxes.
                  -----

          (a) Any and all payments by the Borrower hereunder or under the Notes shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the
                                                             ---------
     case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it in lieu of income taxes, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it in lieu of income taxes, by the jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If
                                                                    -----
     the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent,

               (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.3) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,

               (ii) the Borrower shall make such deductions, and

               (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other
                                                                          -----
     Taxes").
     -----

          (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
     Section 4.3) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 12.2, the original or a certified copy of a receipt evidencing payment thereof. In the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no

     Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e) below, the terms "United States" and "United States person"
                                      -------------       --------------------
     shall have the meanings specified in (S) 7701 of the IRC.

          (e) Each Lender organized under the laws of a jurisdiction outside the United States which is a "bank" within the meaning of Section 881(c)(3)(A) of the IRC, on or prior to the date of its execution and delivery of this Agreement (if such Lender is an initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other such Lender), and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or entitled to a reduced rate of United States withholding tax on payments of interest pursuant to this Agreement or the Notes. Each Lender organized under the laws of a jurisdiction outside the United States which is not a "bank" within the meaning of Section 881(c)(3)(A) of the IRC and which intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the IRC with respect to payments of "portfolio interest" (each a "Non-U.S. Lender"), on or prior to the date of its execution and delivery of this Agreement (if such Lender is an initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other such Lender), and from time to time thereafter if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with Internal Revenue Service Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the IRC, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the IRC) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the IRC)), properly completed and duly executed by such Non-US. Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement or the Notes. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be consid ered excluded from Taxes. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form 1001 or 4224 or W-8, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 4.3 (e) (other than if such failure is due to a change in law occurring subsequent
      ----- ----
     to the date on which a form originally was required to be provided, or if such form otherwise is not required under the first sentence of subsection
     (e) above), such Lender shall not be entitled to indemnification under
     Section 4.3 (c) with respect to Taxes imposed by the United States; provided that should a Lender become subject to taxes because of its
     --------
     failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request and at such Lender's expense to assist such Lender to recover such Taxes.

          (g) If the Borrower is required to pay any amounts to or for the account of any Lender pursuant to this Section 4.3, such Lender will designate a different Applicable Lending Office if such designation will avoid the need for or reduce the amount of any such payment and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

     Section 4.4  Survival.  Without prejudice to the survival of any other
                  --------
agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Article IV shall survive the payment in full of principal and interest hereunder and under the Notes.


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Each of Grand Parent and the Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

     Section 5.1  Corporate Authority.
                  -------------------

               (a) (i) Each Omnipoint Entity is identified on the organizational chart attached as Schedule 5.1; is a corporation (or other entity as indicated thereon) duly organized, validly existing and in good standing under the laws of its state of incorporation or organization; and its share or other ownership is as indicated thereon,

               (ii) Each Omnipoint Loan Party has all requisite corporate power to own its Property and conduct its business as now conducted and as presently contemplated, and

               (iii) Each Omnipoint Loan Party is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary in order to conduct its business as now conducted except where a failure to be so qualified would not have a Material Adverse Effect.

          (b) The execution, delivery and performance of this Agreement and the other Loan Documents to which any Omnipoint Loan Party is or is to become a party and the transactions contemplated hereby and thereby

               (i) are within the corporate or other authority of such Omnipoint Loan Party,

               (ii) have been duly authorized by all necessary corporate or other proceedings,

               (iii) do not conflict with or result in any breach or contravention of any provision of material law, statute, rule or regulation to which such Omnipoint Loan Party is subject or any judgment, order, writ, injunction, license (including without limitation, any License) or permit applicable to such Omnipoint Loan Party or their Property, and

               (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, such Omnipoint Loan Party or its Property.

          (c) The execution and delivery of this Agreement and the other Loan Documents to which any Omnipoint Loan Party is or is to become a party will result in valid and legally binding obligations of such Omnipoint Loan Party enforceable against such Omnipoint Loan Party in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     Section 5.2  Governmental Approvals.  The execution, delivery and
                  ----------------------
performance by each Omnipoint Loan Party of this Agreement and the other Loan Documents to which such Omnipoint Loan Party is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any Governmental Body other than those already obtained and for any subsequent informational filing with the Securities and Exchange Commission.

     Section 5.3  Title to Properties.  Each Omnipoint Loan Party owns through
                  -------------------
one or more direct and indirect Subsidiaries all of the assets reflected in the consolidated balance sheet of Grand Parent as at December 31, 1996 or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales-agreements, title-retention agreements, Liens or other encumbrances, except Permitted Liens.

     Section 5.4  Financial Statements.
                  --------------------

          (a) The Administrative Agent has been provided the audited consolidated balance sheet of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries, as at December 31, 1996, and the audited consolidated statement of income and cash flow statement of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries for the fiscal year then ended, and such balance sheet and statement of income and cash flow have been certified by Grand Parent's and the Borrower's respective independent certified public accountants and accompanied by an unqualified opinion of such accountants. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries, respectively, as at the close of business as of such date and the results of operations for the fiscal year then ended. There are no Contingent Obligations of Grand Parent or its Subsidiaries or the Borrower or its Subsidiaries as of such date involving material amounts, known to the officers of Grand Parent or the Borrower, respectively, that were not disclosed in such balance sheet and the notes related thereto.

          (b) The Administrative Agent has been provided the unaudited consolidated balance sheet of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries as of September 30, 1997, and the unaudited consolidated statement of income and cash flow statement of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries for the nine months then ended. Such balance sheet and statement of income and cash flow have been prepared in accordance with GAAP and fairly present the financial condition of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries, respectively, as at the close of business on the date thereof and the results of operations for the nine months then ended, subject to normal year-end adjustments. There are no Contingent Obligations of Grand Parent or its Subsidiaries or the Borrower or its Subsidiaries as of such date involving material amounts known to the officers of Grand Parent or the Borrower, respectively, that were not disclosed in such balance sheet and the notes related thereto.

     Section 5.5  No Material Adverse Effect, Etc.  Since December 31, 1996,
                  -------------------------------
there has occurred no Material Adverse Effect (other than continuing losses of the Borrower (x) as disclosed in the Borrower's unaudited consolidated balance sheet and statement of cash flow delivered to the Administrative Agent pursuant to (S) 5.4(b) and (y) materially in compliance with such losses as projected to continue in the Full-Term Operating Business Plan).

     Section 5.6  Franchises, Patents, Copyrights, Etc.  Except for the FCC
                  ------------------------------------
Licenses for the New York PCS Network and the other Intellectual Property set forth on Schedule 5.6, there are no franchises, patents, copyrights, trademarks, trade names, or other Intellectual Property, individually or in the aggregate, that are material for the conduct of the Borrower's business as now conducted or as presently contemplated to be conducted.

     Section 5.7  License, Etc.  The Borrower (or the License Subsidiary) has
                  ------------
secured

          (a) with respect to the construction, installation and development of facilities for the New York PCS Network, the FCC Licenses for the New York PCS Network and all material Necessary Authorizations appropriate to the level of development theretofore achieved and sufficient to avoid noncompliance with the minimum build-out requirements under the FCC Licenses for the New York PCS Network, and

          (b) with respect to the operation of those portions of the New York PCS Network the development of which has theretofore been completed, the License and all material Necessary Authorizations sufficient to operate such completed portions.

Neither the FCC Licenses for the New York PCS Network nor any such material Necessary Authorization is the subject of any pending or, to the best of any Omnipoint Entity's knowledge, threatened appeal, revocation, revocation proceeding or any other similar action or proceeding. The Borrower (or the License Subsidiary, as the case may be) is in compliance with the FCC Licenses for the New York PCS Network and all material Necessary Authorizations. The Borrower (or the License Subsidiary, as the case may be) reasonably expects to obtain, in the ordinary course of business, without the imposition of burdensome conditions all Necessary Authorizations not currently obtained, that will be required under the License in the future or that will be required to operate the Borrower's or the License Subsidiary's business substantially in accordance with the Full-Term Operating Business Plan.

     Section 5.8  Litigation.  There are no actions, suits, proceedings or
                  ----------
investigations of any kind pending or, to the best of any Omnipoint Entity's knowledge, threatened, against any Omnipoint Loan Party before any court, tribunal or administrative agency or board (including the FCC) that, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect or materially impair the right of any Omnipoint Loan Party to carry on business substantially as now conducted, or result in any substantial and material liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Omnipoint Loan Party, or that questions the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     Section 5.9  Compliance with Other Instruments, Laws, Etc.  No Omnipoint
                  --------------------------------------------
Loan Party is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its Properties may be bound or any decree, order, judgment, statute, license (including, without limitation, any License), rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or have a Material Adverse Effect.

     Section 5.10 Tax Status.  Each Omnipoint Entity
                  ----------

          (a) has made or filed all Federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject or filed extensions therefor;

          (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and for which such Omnipoint Entity has set aside on its books adequate reserves; and

          (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for all elapsed periods.

There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of each Omnipoint Entity know of no basis for any such claim.

     Section 5.11 No Default.  No Default has occurred and is continuing.
                  ----------

     Section 5.12 Holding Company and Investment Company Acts.  No Omnipoint
                  -------------------------------------------
Loan Party is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940.

     Section 5.13 Absence of Financing Statements, Etc.  Except with respect to
                  ------------------------------------
Permitted Liens, there is no financing statement, security agreement, chattel mortgage, Real Estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or Property of any Omnipoint Loan Party or any rights relating thereto.

     Section 5.14 FCC Matters.  Each Omnipoint Loan Party has duly and timely
                  -----------
filed all filings which are required to be filed by it under the Communications Act, the failure to file which could reasonably be expected to have a Material Adverse Effect and is in all material respects in compliance with the Communications Act, including the rules and regulations of the FCC applicable to it, the failure to be in compliance with which could reasonably be expected to have a Material Adverse Effect.

     Section 5.15 Tariffs.  No action to change, alter, rescind or otherwise
                  -------
terminate the tariffs containing service regulations or any rates and charges for commercial mobile radio services which, if adversely determined, would have a Material Adverse Effect, is pending or known by any Omnipoint Loan Party to be under consideration.

     Section 5.16 Disclosure.  This Agreement and the statements and documents
                  ----------
referred to herein or delivered to the Administrative Agent and/or the Lenders by or on behalf of any Omnipoint Entity pursuant hereto taken together, contain no untrue statement of a material fact or fail to state a material fact which would be necessary to make the statements (taken as a whole) herein and therein not misleading at such time.

     Section 5.17 Burdensome Obligations.  No Omnipoint Loan Party is a party to
                  ----------------------
or bound by any franchise, agreement, deed, lease or other instrument, or subject to any legal restriction which, in the opinion of the management of Grand Parent or the Borrower, is so unusual or burdensome, in the context of its business, as in the foreseeable future might materially and adversely affect or impair the revenue or operating cash flow of such Omnipoint Loan Party, or the ability of such Omnipoint Loan Party to perform obligations under the Loan Documents. No Omnipoint Loan Party presently anticipates that future expenditures by such Omnipoint Loan Party needed to meet the provisions of Federal or state statutes, orders, rules or regulations will be so burdensome as to affect or impair, in a materially adverse manner, the business or condition, financial or otherwise, of such Omnipoint Loan Party.

     Section 5.18 Solvency.  Each Omnipoint Loan Party is, and after giving
                  --------
effect to the incurrence of all Indebtedness as and when contemplated by the Loan Documents will be, Solvent.

     Section 5.19 Security Interests.  The security interests granted under the
                  ------------------
Collateral Documents constitute valid, binding and continuing duly perfected first-priority Liens in and to the Collateral (except for Permitted Liens that have priority under applicable law) in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders.

     Section 5.20 Certain Transactions.  Except as set forth in Schedule 5.20,
                  --------------------
none of the officers, directors, or employees of any Omnipoint Loan Party is presently a party to any transaction with any other Omnipoint Loan Party (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of such Omnipoint Loan Party, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner. The Borrower has delivered a complete and correct copy of the Expense Allocation Agreement to the Administrative Agent. No Omnipoint Loan Party is a party to any management, operating, license or other agreement providing for the payment of any amount to any of its Affiliates, except for the Expense Allocation Agreement or as permitted under Section 7.10.

     Section 5.21 Employee Benefit Plans.
                  ----------------------

          (a) Each Employee Benefit Plan and each Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the IRC, including the provisions thereunder respecting prohibited transactions. Grand Parent, Borrower and each ERISA Affiliate has made all required contributions to each Employee Benefit Plan and each Multiemployer Plan. To the extent applicable, Grand Parent, Borrower and each ERISA Affiliate has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statements required to be submitted under (S) 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

          (b) Under each Employee Benefit Plan that is an employee welfare benefit plan within the meaning of (S) 3(1) or (S) 3(2) (b) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Subtitle B, Part 6 of ERISA). Grand Parent or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of any of Grand Parent or such ERISA Affiliate without liability to any Person.

          (c) Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S) 302 (f) of ERISA, or otherwise, has been timely made. No waiver of minimum funding standards or extension of amortization periods has been requested or received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by Grand Parent or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Event, or any other event or condition that presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Neither Grand Parent nor any ERISA Affiliate has instituted or intends to institute proceedings to terminate a Guaranteed Pension Plan. No event requiring notice to the PBGC under (S) 302(f)(4)(A) of ERISA has occurred with respect to any Guaranteed Pension Plan and no amendment with respect to which security is required under (S) 307 of ERISA has been made or is reasonably expected to be made to any Guaranteed Pension Plan. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within 12 months prior to the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S) 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          (d) Neither Grand Parent, the Borrower nor any ERISA Affiliate has incurred or expects to incur any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S) 4201 of ERISA or as a result of a sale of assets described in (S) 4204 of ERISA. Neither Grand Parent, the Borrower nor any ERISA

     Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S) 4241 or (S) 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S) 4041A of ERISA.

     Section 5.22 Regulations G, T, U and X.  No portion of any Loan shall be
                  -------------------------
used or obtained for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     Section 5.23 Environmental Compliance.  Each Omnipoint Entity has taken all
                  ------------------------
steps as are reasonable for companies in similar lines of business and size with respect to similarly situated and like Real Estate to investigate the past and present condition and usage of its and its Subsidiaries' Real Estate and the operations conducted thereon and, based upon such diligent investigation, makes the following representations:

          (a) Except as set forth in the Current Phase I Audit and the Action Letter, each Omnipoint Entity is, to the best of its knowledge, in compliance with all applicable Environmental Laws relating to the operation of its business and the use and occupancy of any Real Estate. There is no pending or, to the best of its knowledge, threatened civil or criminal litigation, written notice of violation, administrative proceeding, or investigation, inquiry or information request by any person, entity or governmental authority relating to any applicable Environmental Law (collectively "Environmental Claims") involving such Omnipoint Entity or
                    --------------------
     any person or entity for whom an Omnipoint Entity may be responsible by law or contract.

          (b) Except as set forth in Schedule 5.23, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could form the basis of any Environmental Claim against the Company or, to the Company's best knowledge after due inquiry, against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law.

          (c) Set forth in Schedule 5.23 is a list of all environmental reports, investigations and audits relating to premises currently or previously owned or operated by any Omnipoint Loan Party (whether conducted by or on behalf of any Omnipoint Loan Party or a third party, and whether done at the initiative of any Omnipoint Loan Party or directed by a governmental entity or other third party) which such Omnipoint Loan Party has in its possession or to which it has access, and complete and accurate copies of each such report, or the results of each such investigation or audit, have been provided to the Administrative Agent.

          (d) Each Omnipoint Entity has filed all reports and returns required to be filed by such Omnipoint Entity under any applicable Environmental Laws. Each

     Omnipoint Entity has obtained and is in compliance with all licenses, permits, registrations, certificates, consents, approvals or authorizations (collectively, "Environmental Permits") required by all applicable
                     ---------------------
     Environmental Laws. No event has occurred and is continuing that requires, or after notice or lapse of time or both would require, any modification or termination of any Environmental Permit. No Omnipoint Entity (i) has received any notice asserting the absence of any Environmental Permit or
     (ii) has knowledge of any environmental law proposed or under consideration, which, if effective, could have a Material Adverse Effect.

          (e) Except as set forth in the Current Phase I Audit and the Action Letter, no Omnipoint Entity nor any of the Real Estate is subject to any applicable Environmental Laws requiring the performance of site assessments for Materials of Environmental Concern, or the removal or remediation of Materials of Environmental Concern, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby.

     Section 5.24 Material Contracts.  As of the date of this Agreement, no
                  ------------------
Omnipoint Loan Party is a party to any Material Contract or any agreement with any director, officer or employee of any Omnipoint Loan Party, and no shareholder of any Omnipoint Loan Party is a party to any shareholder, share-voting or similar agreement relating to any Omnipoint Loan Party, except as set forth in Schedule 5.24.

     Section 5.25 Payment of Existing Debt.  After giving effect to the use of
                  ------------------------
the proceeds of the Loans borrowed on the Closing Date, all obligations in respect of the Existing Bank Debt shall have been repaid in full and all documents and agreements in connection therewith shall have been irrevocably terminated, other than customary indemnification provisions which by the terms thereof survive repayment.


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Each of Grand Parent and the Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any of the Obligations remain unsatisfied or any Lender has any Commitment to make any Loans:

     Section 6.1  Maintenance of Office.  Each Omnipoint Loan Party's chief
                  ---------------------
executive office shall be located at its address for notices specified in
Section 12.2, except that any Omnipoint Loan Party may change its chief executive office on not less than 30-days' advance written notice to the Administrative Agent and after taking all such action as may be necessary or appropriate or requested by the Administrative Agent to continue the perfection and priority of the Administrative Agent's security interest in the Collateral.

     Section 6.2  Records and Accounts.  Grand Parent and the Borrower shall,
                  --------------------
and shall cause the other Omnipoint Loan Party to:

          (a) keep true and accurate records and books of account in which full, true and correct entries shall be made in accordance with GAAP, and

          (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its Properties, contingencies and other reserves.

     Section 6.3  Corporate Existence; Maintenance of Licenses.  Grand Parent
                  --------------------------------------------
and the Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and shall cause the other Omnipoint Loan Parties to do or cause to be done all things necessary to preserve and keep in full force and effect their existence. Grand Parent and/or the Borrower shall maintain or cause to be maintained in full force and effect,

          (a) with respect to the construction, installation and development of facilities for the New York PCS Network, the FCC Licenses for the New York PCS Network and all material Necessary Authorizations appropriate to the level of development theretofore achieved and sufficient to avoid noncompliance with the then applicable minimum build-out requirements under the FCC Licenses for the New York PCS Network, and

          (b) with respect to the operation of those portions of the New York PCS Network the development of which has theretofore been completed, all material Licenses, copyrights, patents, franchises, Necessary Authorizations and other rights as are necessary and sufficient to operate such completed portions.

Grand Parent and the Borrower will, and will cause the other Omnipoint Entities to, at all times perform and observe all covenants and conditions on its part to be performed and observed under FCC rules and regulations or with respect to the FCC License for the New York PCS Network and not cause or permit to exist any grounds for the FCC to revoke or suspend or not to renew such License.

     Section 6.4  Maintenance of Properties.  Grand Parent and the Borrower
                  -------------------------
shall, and shall cause the other Omnipoint Loan Parties to, do or cause to be done all things necessary to preserve and keep in full force and effect its franchises, employment contracts and permits. Each of Grand Parent and the Borrower shall, and shall cause the other Omnipoint Loan Parties to

          (a) cause all of its Properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment;

          (b) cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of Grand Parent or the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

          (c) continue to engage primarily in the businesses now conducted by it and in related businesses; and

          (d) continue in full force and effect all authorizations and approvals required to conduct its business as appropriate to the then level of construction, development and operation of the New York PCS Network;

provided that, each Omnipoint Loan Party shall not be required to do any of the foregoing set forth in clauses (a) or (b) if any such requirement is no longer desirable or necessary in the conduct of such Omnipoint Loan Party's business and no Material Adverse Effect could reasonably be expected to occur as a result thereof.

     Section 6.5  Insurance.  Grand Parent and the Borrower shall, and shall
                  ---------
cause each other Omnipoint Loan Party, to the extent such Omnipoint Loan Party owns applicable Properties, to, obtain and maintain insurance with respect to its Properties and business with insurers that hold an A.M. Best rating of "A" or better. The insurance coverage shall

          (a) be at least in such amounts and against at least such risks as are customarily insured against by companies engaged in the same or a similar business, which insurance shall in any event not provide for materially less coverage than the insurance in effect on the Closing Date;

          (b) with respect to all liability insurance (other than with respect to the Property of Grand Parent), name the Administrative Agent as an additional insured;

          (c) with respect to casualty insurance (other than with respect to Grand Parent), name the Administrative Agent as loss payee as its interest may appear; and

          (d) provide that the insurer will give the Administrative Agent at least 30-days' prior written notice of the cancellation or any material change in the coverage, aggregate limits or any other provision of such insurance.

The Borrower shall deliver to the Administrative Agent, no later than March 31 in each calendar year and otherwise promptly on request by the Administrative Agent, certificate(s) of insurance confirming compliance with the requirements of this Section 6.5.

     Section 6.6  Taxes.  Grand Parent and the Borrower shall, and shall cause
                  -----
each other Omnipoint Entity to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it (including all amounts due and owing to the FCC under the FCC Licenses for the New York PCS Network) and its Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its Property; provided that any such tax, assessment, charge,
                                 --------
levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the relevant Omnipoint Entity has set aside on its books adequate reserves with respect thereto; and provided further that each Omnipoint Entity will pay all such
             -------- -------
taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

     Section 6.7  Inspection of Properties and Books.
                  ----------------------------------

          (a) Grand Parent and the Borrower shall, and shall cause each other Omnipoint Loan Party to, permit the Administrative Agent, the Lenders and their other designated representatives to visit and inspect any of the Properties of the Omnipoint Loan Parties, to examine the books of account of the Omnipoint Loan Parties (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Omnipoint Loan Parties with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request.

          (b) Grand Parent and the Borrower authorize the Administrative Agent and each Lender to communicate directly with Grand Parent's and the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Grand Parent and the Borrower. At the reasonable request of the Administrative Agent, Grand Parent or the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 6.7(b).

     Section 6.8  Compliance with Laws, Contracts, License, and Permits.  Each
                  -----------------------------------------------------
of Grand Parent and the Borrower shall, and shall cause each other Omnipoint Loan Party to, comply in all material respects with

          (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, all Environmental Permits, ERISA, the IRC, the Communications Act, and all FCC rules and regulations;

          (b) the provisions of its charter documents and by-laws;

          (c) all Material Contracts to which it is a party and by which it or any of its Properties may be bound;

          (d) all obligations with respect to any Employee Benefit Plan or Multiemployer Plan; and

          (e) all applicable decrees, orders and judgments.

If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Omnipoint Loan Party may fulfill any of the Obligations hereunder or under any of the other Loan Documents to which such Omnipoint Loan Party is a party, Grand Parent and the Borrower shall, and cause each other Omnipoint Loan Party to, immediately take or cause to be taken all reasonable steps within the power of Grand Parent, the Borrower or such other Omnipoint Loan Party to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent evidence thereof.

     Section 6.9  Further Assurances.  Grand Parent and the Borrower shall, and
                  ------------------
shall cause each other Omnipoint Loan Party to, cooperate with the Lenders and the Administrative Agent and shall execute and pay for the filing of all such further instruments and documents, including UCC financing statements and other security documents, as the Required Secured Creditors or the Administrative Agent shall reasonably deem appropriate in order to effectuate the grant of the Liens and security interests to the Administrative Agent contemplated by the Loan Documents and to carry out to their satisfaction the transactions contemplated by the Loan Documents.

     Section 6.10 Authorization from Landlord/Mortgagee, Etc.  The Borrower
                  ------------------------------------------
shall request that any landlord, mortgagee and easement grantor of the Borrower agree to give the Administrative Agent, on a best-efforts basis, notice of any default by the Borrower under the terms or conditions of any agreement between the Borrower and any landlord, mortgagee of any such landlord or easement grantor, and allow the Administrative Agent to inspect or remove any Property of the Borrower after the occurrence and continuance of an Event of Default.


     Section 6.11 Attornment and Recognition Agreements.  The Borrower shall
                  -------------------------------------
obtain all attornment and recognition agreements from any landlord or landlord's mortgagee of Real Estate leased or owned by the Borrower upon which any Collateral (with a fair value in excess of $1,000,000 is stored or located, in form and substance reasonably satisfactory to Administrative Agent. The Borrower shall use its best efforts to obtain all attornment and recognition agreements from any landlord or landlord's mortgagee of Real Estate leased or owned by the Borrower upon which all other Collateral not covered by the immediately preceding sentence is stored or located, in form and substance reasonably satisfactory to Required Secured Creditors.

     Section 6.12 Expense Allocation Agreement.  The Borrower shall comply with
                  ----------------------------
the terms of the Expense Allocation Agreement and not consent to any waiver, modification or amendment thereto.

     Section 6.13 Reporting Requirements; Notices.  Grand Parent or the
                  -------------------------------
Borrower, as appropriate, shall deliver or cause to be delivered to the Administrative Agent on behalf of the Lenders the following (in a sufficient number of copies to permit distribution to each Lender):

          (a) No later than 10 days after the end of each fiscal year of the Bor rower an Annual Operating Business Plan containing the information listed in items (i) through (vi) in this paragraph and the exhibits contained in the Annual Operating Business Plan delivered pursuant to Section 8.11(a) for the next-succeeding fiscal year. The Annual Operating Business Plan shall contain

               (i) internally prepared statements of income and expense of the Borrower in reasonable detail for the applicable period prepared in all material aspects in accordance with GAAP (except for the absence of footnotes),

               (ii) a schedule of all Capital Expenditures estimated to be made during the period,

               (iii) a statement of the amounts and times by which the Borrower needs to raise additional capital to meet its obligations when due during the period,

               (iv) a projected balance sheet of the Borrower,

               (v) a projected cash flow statement of the Borrower, and

               (vi) a statement listing all material assumptions which formed the basis for all information provided pursuant to clauses (i) through (v), each together with supporting schedules in sufficient detail as needed and in all material aspects in accordance with the Annual Operating Business Plan delivered pursuant to Section 8.11(a) and on a consistent basis.

          (b) No later than August 14 of each fiscal year of the Borrower, a report, certified as true and correct by the chief or principal financial or accounting officer of the Borrower, that shows in reasonable detail, variances, if any, between the actual operating performance of the Borrower and what was estimated for the first six months of such fiscal year in the Annual Operating Business Plan for such fiscal year and explains in reasonable detail in form satisfactory to the Required Secured Creditors the reasons for the discrepancies between them, if any.

          (c) (i) As soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, copies of the internally prepared unaudited consolidated balance sheet of the Borrower, as at the end of such quarter, and the related consolidated statement of income and statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and each setting forth in comparative form

               (A) the figures for the prior year's corresponding fiscal quarter and

               (B) any variances from the Annual Operating Business Plan, prepared in all material respects in accordance with GAAP, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower on the date thereof (subject to normal year-end adjustments).

               (ii) As soon as practicable, but in any event not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year of Grand Parent, copies of the internally prepared unaudited consolidated balance sheet of Grand Parent, as at the end of such quarter, and the related consolidated statement of income and statement of cash flow for the portion of Grand Parent's fiscal year then elapsed, all in reasonable detail, prepared in all material respects in accordance with GAAP, together with a certification by the principal financial or accounting officer of Grand Parent that the information contained in such financial statements fairly presents the financial position of Grand Parent on the date thereof (subject to normal year-end adjustments).

          (d) (i) As soon as practicable, but in any event no later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1997) of the Borrower, the audited consolidated balance sheet of the Borrower as at the end of such year, and the related audited consolidated statement of income and audited consolidated statement of cash flow for such year prepared in accordance with GAAP, and a separate variance analysis setting forth in comparative form the figures for the previous fiscal year and any variances from the applicable period of the Annual Operating Business Plan in reasonable detail. Such balance sheet, statement of income and statement of cash flow shall contain a certified audit report of a nationally recognized independent certified public accounting firm satisfactory to the Administrative Agent and the Lenders, which report shall contain an unqualified opinion of such accounting firm. The annual financial statements shall also be accompanied by a management letter of the Borrower's accountants (only to the extent otherwise obtained by the Borrower).

               (ii) As soon as practicable, but in any event no later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1997) of Grand Parent, the audited consolidated balance sheet of Grand Parent as at the end of such year, and the related audited consolidated statement of income and audited consolidated statement of cash flow for such year prepared in accordance with GAAP. Such balance sheet shall contain a certified audit report of a nationally recognized independent certified public accounting firm satisfactory to the Administrative Agent and the Lenders, which report shall contain an unqualified opinion of such accounting firm. The annual financial statements shall also be accompanied by a management letter of Grand Parent's accountants (only to the extent otherwise obtained by Grand Parent).

          (e) Simultaneously with the delivery of the financial statements referred to in subsections (c) and (d) above, a statement certified by the principal financial or accounting officer of Grand Parent or the Borrower, as the case may be, substantially in the form of Exhibit D setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 7.19, in each case with respect to the fiscal quarter relating to the financial statements then being delivered.

          (f) Within 45 days after the end of each fiscal quarter of the Borrower, a report on

               (i) the number of cell sites constructed,

               (ii) the total number of Subscribers,

               (iii) the average net revenue per subscriber,

               (iv) payments to Parent, Grand Parent and other Affiliates of Grand Parent, whether under the Expense Allocation Agreement or other wise and

               (v) equity contributions to and Indebtedness incurred by the Borrower or any of its Subsidiaries, and the Persons providing the same,

     during such fiscal quarter, together with a report showing variances from the estimates previously provided to the Administrative Agent and each Lender in the Annual Operating Business Plan, along with an explanation of discrepancies between the actual numbers and the estimated numbers.

          (g) Within three Business Days after the filing or mailing thereof, copies of all

               (i) material filed with the Securities and Exchange Commission by any Omnipoint Loan Party;

               (ii) information sent to the stockholders of any Omnipoint Loan Party or lenders to any Omnipoint Loan Party (exclusive of proprietary information); or

               (iii) information and reports directly and materially related to the Borrower or the New York PCS Network that Parent or Grand Parent would be required to file with the Securities and Exchange Commission pursuant to the Exchange Act, if Parent or Grand Parent were public companies subject to the reporting requirements of such Act; provided that, if the
                                                --------
     information or reports covered by this clause (iii) contain proprietary information, the Borrower shall not be obligated to provide the proprietary information hereunder unless the Person that is the source of the information or reports is required to file periodic reports with the Securities and Exchange Commission pursuant to the Exchange Act and such Person would be required to report such information as part of such filings.

          (h) Within three Business Days after any director or officer of any Omnipoint Loan Party shall have knowledge of the occurrence and continuance thereof, written notice of the occurrence and continuance of a Default, together with a statement of what action Grand Parent, the Borrower or such Omnipoint Loan Party is taking or proposes to take with respect thereto.
     If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting a Default) under this Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any Omnipoint Loan Party is a party or obligor, whether as principal, guarantor, surety or otherwise, which could result in the party to whom such indebtedness is owed having the right under the documents governing such indebtedness to accelerate such indebtedness, and such acceleration would have a Material Adverse Effect, Grand Parent or the Borrower shall, or shall cause such other Omnipoint Loan Party to, forthwith give written notice thereof to the Administrative Agent, describing the notice or action and the nature of the claimed default.

          (i) As soon as possible, and in any event within 10 Business Days

               (i) after making any such report, written notice of any violation of any Environmental Law that any Omnipoint Loan Party reports in writing or is reportable by any Omnipoint Loan Party in writing (or for which any written report supplemental to any oral report is made) to any Federal, state or local environmental agency and

               (ii) after any Omnipoint Loan Party shall become aware thereof, written notice of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any Federal, state or local environmental agency or board, that, has the potential to (x) materially affect the assets, liabilities, financial condition or operations of any Omnipoint Loan Party or the Liens and security interests for the benefit of the Lenders granted pursuant to the Collateral Documents or (y) result in a Material Adverse Effect.

          (j) As soon as possible, and in any event within 10 days after the Grand Parent, Borrower or any ERISA Affiliate knows or has reason to know or believes that any ERISA Affiliate knows or has reason to know or believes that any ERISA Event has occurred, a statement of the chief financial officer of Grand Parent or such ERISA Affiliate describing such ERISA Event, together with any correspondence with, or filings made with, the PBGC or Department of Labor, and the action, if any, which Grand Parent, Borrower or such ERISA Affiliate proposes to take with respect thereto.

          (k)  Promptly after

               (i) filing the same with the Department of Labor or Internal Revenue Service, (A) a copy of its initial actuarial statement required to be submitted under (S) 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, and (B) a notice of all subsequent filings (with copies to be provided upon request of the Administrative Agent),

               (ii) receipt or dispatch thereof, a copy of any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under
          (S)(S) 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or
          in respect of a Multiemployer Plan, under (S)(S) 4041A, 4202, 4219, 4242, or 4245 of ERISA, and

               (iii) becoming aware of the occurrence thereof, notice of (A) any transaction that could result in the imposition of a penalty under (S) 502(i) of ERISA or an excise tax under (S) 4975 against Borrower, Grand Parent or an ERISA Affiliate; (B) any partial or complete withdrawal from a Multiemployer Plan by any of Borrower, Grand Parent or an ERISA Affiliate; (C) a failure by any of Borrower, Grand Parent or an ERISA Affiliate to make a payment to a Plan required to avoid imposition of a lien under (S) 302 (f) of ERISA; (D) the adoption of an amendment to a Guaranteed Pension Plan requiring the provision of security under (S) 307 of ERISA; or (E) any change in the actuarial assumptions or funding methods used for any Guaranteed Pension Plan, where the effect of such change is to materially increase the unfunded benefit liability or materially reduce the obligation to make periodic contributions.

          (l) Within three Business Days after becoming aware of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's or the Lenders' rights with respect to the Collateral, are subject, written notice thereof.

          (m) Within 10 days after becoming aware of

               (i) any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting Grand Parent or any Significant Subsidiary or to which Grand Parent or any Significant Subsidiary is or becomes a party that could reasonably be expected to have a Material Adverse Effect, written notice thereof (which notice shall include a statement as to the nature and status of the proceedings), or

               (ii) any judgment not covered by insurance, final or otherwise, against Grand Parent or any Significant Subsidiary in an amount in excess of $1,000,000, written notice thereof.

          (n) Within 100 days after the end of each fiscal year of Grand Parent, beginning with its fiscal year ended December 31, 2000 a report that includes calculations showing in reasonable detail Grand Parent's Excess Cash Flow for such fiscal year, if any, certified as correct by Grand Parent's chief or principal accounting or financial officer.

          (o) Within three Business Days after its receipt or dispatch thereof, copies of all material notices and correspondence received from or sent to the FCC relating to the New York PCS Network License.

          (p) Not later than 30 days prior to the occurrence thereof, written notice to the Administrative Agent of a change in (i) the business of any Omnipoint Entity, (ii) the location of the Collateral (subject to the provisions of the relevant Collateral Document), or (iii) the location where any Omnipoint Loan Party's books and records are kept.

          (q) From time to time upon the reasonable request of the Administrative Agent at the direction of the Required Lenders (but in no event more frequently than once per year), an update of the Full-Term Operating Plan, including projections of the Borrower's performance through the Maturity Date, in reasonable detail and covering matters substantially similar to those covered in the Full-Term Operating Plan delivered on the Closing Date.

          (r) Such other information concerning its or any other Omnipoint Loan Party's business, operations or financial condition as shall be reasonably requested by any Lender.

Upon the Administrative Agent's receipt of any and all financial and other information furnished by Grand Parent or the Borrower pursuant to this Section
6.13 the Administrative Agent shall promptly deliver copies thereof to each Lender.

     Section 6.14 Certified Copies of Insurance Policies.   Within 30 days after
                  --------------------------------------
the Closing Date, the Borrower shall, to the extent not otherwise delivered on the Closing Date pursuant to Section 8.16, deliver to the Administrative Agent copies of all insurance policies that shall have been required to have been delivered to the Administrative Agent by the Closing Date pursuant to Section 8.5, certified by the applicable insurer(s).

     Section 6.15 Access Agreements.  Grand Parent and the Borrower shall comply
                  -----------------
with the provisions of the Access Agreements and shall ensure that the Access Agreements remain in full force and effect during the term of this Agreement.

     Section 6.16 Creation of License Subsidiary.  The Borrower agrees that it
                  ------------------------------
shall (i) within 30 Business Days after the Closing Date, both organize a wholly-owned Subsidiary and file all appropriate applications and other regulatory filings necessary in order to transfer all of the FCC Licences held by the Borrower to the License Subsidiary, which License Subsidiary shall hold no other properties and assets other than such FCC Licenses for the New York PCS Network and engage in no other business other than holding such License and sublicensing such License to the Borrower pursuant to the Operating Agree ment, and (ii) use reasonable best efforts to effectuate such transfer, by taking all reasonable actions as may be necessary, including all actions with respect to the FCC, as promptly as practical after the Closing Date. Upon creation of such License Subsidiary, the License Subsidiary shall guaranty the Obligations of the Borrower pursuant to the Subsidiary Guaranty, the License Subsidiary shall enter into a security agreement substantially in the form of the Borrower Security Agreement (except for provisions thereof relating to lockbox accounts) granting (to the extent permitted by law) a first priority perfected security interest in the FCC License for the New York PCS Network, and the Borrower shall grant a Lien on, and pledge of, all of the Capital Stock (or membership interests) of the License Subsidiary owned by the Borrower (representing 100% of the issued and outstanding Capital Stock or membership interests of the License Subsidiary) to the Administrative Agent as security for the Obligations of the Borrower pursuant to the Borrower Pledge Agreement, and the Borrower shall, and shall cause such License Subsidiary to, provide authorizing resolutions, certified organizational documents and opinions of counsel in connection with the foregoing, in each case in form and substance reasonably satisfactory to the Administrative Agent. In addition, the Borrower shall make such elections as shall be required to cause the Capital Stock of the License Subsidiary to be considered a "general intangible" for purposes of the Uniform Commercial Code.

     Section 6.17 Proceeds of Loans.  The Borrower shall maintain the proceeds
                  -----------------
from the Loans either (i) at OIT or (ii) in the account created under the Borrower Securities Account Control Agreement, and in either case shall cause the Administrative Agent to have a first priority perfected security interest in such proceeds, until such time as such proceeds are used for the purposes specified in Section 2.9.


                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

     Each of Grand Parent and the Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any of the Obligations remain unsatisfied or any Lender has any Commitment to make any Loans:

     Section 7.1  Restrictions on Indebtedness.  Grand Parent and the Borrower
                  ----------------------------
shall not, and shall not permit any other Omnipoint Entity to, create, incur, assume, suffer to exist or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, other than:

     (i) Indebtedness hereunder and under the other Loan Documents;

     (ii) Indebtedness outstanding on the Closing Date and, with respect to the Omnipoint Loan Parties, set forth on Schedule 7.1 hereto (on a pro forma basis, after giving effect to the refinancing, retirement and payment of amounts outstanding under the Existing Loan Agreement);

     (iii) Indebtedness permitted under Section 7.3;

     (iv) Additional Loans hereunder as permitted pursuant to Section 2.1(b);

     (v) Indebtedness of Grand Parent that is (i) unsecured or secured solely by the assets of any one or more Non-Party Subsidiaries, (ii) not guaranteed or supported by the Borrower or any Guarantor (other than limited recourse guaranties by OHI secured by Liens permitted pursuant to Section 7.2(x)), (iii) on terms and conditions at least as favorable as then prevailing "market terms" and (iv) the proceeds of which are used in Grand Parent's and its Subsidiaries' telecommunications business.

     (vi) Provided that the Administrative Agent has received a certificate of the chief or principal accounting or financial officer of the Borrower to the effect that no Default is in existence or would result therefrom, Indebtedness of the Borrower (including vendor financing) secured on a pari passu basis with the Loans and Senior Secured Notes (pursuant to an intercreditor arrangement to be negotiated in good faith and without unreasonable delay with the Secured Creditors, providing sharing of the proceeds of collateral on a pro rata basis similar to the Intercreditor Agreement, which arrangement shall be satisfactory to the Administrative Agent and the Required Secured Creditors);

     (vii) So long as no Default is in existence or would result therefrom, (A) Indebtedness secured in accordance with Section 7.2(vi), (vii) and (viii), as applicable, incurred in the acquisition of Real Estate capital lease obligations and (B) other purchase money financing, in an aggregate amount (including any refinancing thereof pursuant to clause (x) below) not to exceed $20,000,000;

     (viii) Intercompany Indebtedness of the Guarantors on the terms and conditions set forth herein;

     (ix) Indebtedness of any Non-Party Subsidiary, so long as such Indebtedness is not secured by any of the Collateral, and neither the Borrower nor any Guarantor has any Contingent Obligations with respect to such Indebtedness;

     (x) Indebtedness providing for the refinance, refunding, renewal or replacement of Indebtedness incurred pursuant to clauses (v), (vi) and (vii) above (so long as such Indebtedness could have been incurred under such clauses
(v), (vi) and (vii); provided that (i) any such Indebtedness does not exceed the amount so refinanced, refunded, renewed or replaced plus the amount of any premium, accrued interest, fees and other related expenses incurred in connection with the consummation of any such Indebtedness, (ii) the maturity date of such Indebtedness is no earlier than the maturity date of such original Indebtedness; (iii) no collateral is used to secure such Indebtedness other than the collateral pledged in connection with such original Indebtedness; and (iv) if such refinancing, refunding, renewal or replacement applies to the Borrower's FCC Indebtedness and is incurred by a lender other than the FCC, such refinancing, refunding, renewal or replacement and any Liens in connection therewith shall not be senior in any respect to the position of the Secured Creditors.

     (xi) Indebtedness under the Note Purchase Agreement; and

     (xii) Indebtedness in respect of performance, surety or appeal bonds provided in the ordinary course of business.

     For purposes of determining compliance with this Section 7.1, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, the Borrower, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

     Section 7.2   Liens.  Grand Parent and the Borrower shall not, and shall
                  ------
not permit any other Omnipoint Entity to, create, incur, assume or suffer to exist, directly or indirectly, any Lien on any of its property now owned or hereafter acquired, other than the following (each a "Permitted Lien"):

     (i) Liens existing on the Closing Date and, with respect to the Omnipoint Loan Parties, set forth on Schedule 7.2 hereto;

     (ii) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

     (iii) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by Law (other than any Lien imposed by ERISA or pursuant to any Environmental Law) created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are being maintained in accordance with GAAP;

     (iv) Easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of the business of the Omnipoint Entity subject thereto and which do not detract materially from the value of the property to which they attach or impair materially the use thereof by the Omnipoint Entity subject thereto or materially adversely affect the security interests of the Administrative Agent or the Lenders therein;

     (v) Liens granted to the Administrative Agent for the benefit of the Lenders pursuant to the Loan Documents securing the Obligations and Liens securing Indebtedness permitted under Section 7.1(iv) and (vi);

     (vi) Purchase money security interests (securing Indebtedness permitted under Section 7.1(vii)) on any property acquired or held by any Omnipoint Loan Party in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof or such longer period as may be permitted under the applicable Uniform Commercial Code for purchase money security interest treatment, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the debt secured thereby does not exceed the purchase price of the asset so financed;

     (vii) Liens created pursuant to Capitalized Leases permitted under
Section 7.1(vii), provided that such Liens are only in respect of the property
                  --------
or assets subject to, and secure only, the respective Capitalized Lease;

     (viii) Mortgage (or deed of trust) Liens to secure the payment of Indebtedness permitted to be incurred under Section 7.1(vii), provided that the amount secured by any such Lien shall not exceed the sum of the acquisition cost of the Real Estate acquired and the cost of any improvements constructed thereon;

     (ix) Liens on the Capital Stock of OTI and ODCI, and the Intellectual Property of Grand Parent used by OTI and not required for the operation of the business of any of the other Subsidiaries of Grand Parent, so long as Grand Parent has executed and complied with the Access Agreements;

     (x) Liens on the notes made payable by Non-Party Subsidiaries evidencing the Intercompany Indebtedness owed to OHI;

     (xi) Liens on the assets of Non-Party Subsidiaries;

     (xii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

     (xiii) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, bankers' acceptances, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a similar nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money);

     (xiv) Liens (including extensions and renewals thereof) upon real or personal property; provided that such Liens are created solely for the purpose of securing Indebtedness incurred in accordance with Section 7.1(x) to refinance refund, renew or replace any such Indebtedness previously so secured; and provided further that such Liens do not attach to assets other than those assets to which they attached prior to such refinancing;

     (xv) Liens arising from filing Uniform Commercial Code financing statements in connection with leases permitted hereunder;

     (xvi) Liens arising from the rendering of a final judgment or order against any Omnipoint Entity that do not give rise to an Event of Default; and

     (xvii) Liens in connection with the Note Purchase Agreement.

     Section 7.3  Contingent Obligations.  Grand Parent and the Borrower shall
                  ----------------------
not, and shall not permit any other Omnipoint Entity to, create, incur, assume, suffer to exist or become or be liable with respect to any Contingent Obligation, except:

     (i) Contingent Obligations for the benefit of the Lenders and the Secured Creditors under the Intercreditor Agreement pursuant to the Collateral Documents securing or supporting the Obligations, including Indebtedness permitted under
Section 7.1(iv), (vi) and (xi);

     (ii) Contingent Obligations which are in existence on the Closing Date and, with respect to the Omnipoint Loan Parties, which are set forth on Schedule 7.3;

     (iii) Grand Parent may provide unsecured guarantees of Indebtedness of its Subsidiaries permitted hereunder;

     (iv) Contingent Obligations of the Omnipoint Entities constituting Indebtedness permitted under Section 7.1; and

     (v) Any commitments provided by Grand Parent in favor of any of its Subsidiaries to make any Investments in any such Subsidiaries permitted under
Section 7.4.

     Section 7.4  Restrictions on Investments.  Grand Parent and the Borrower
                  ---------------------------
shall not, and shall not permit any other Omnipoint Entity to, make or permit to exist or to remain outstanding any Investment except:

          (a) Investments in Rate Hedging Agreements in a notional principal amount on any date not to exceed the aggregate principal amount of Indebtedness of the Borrower accruing interest at a floating rate, and only so long as the purpose of such Investments shall be to hedge such floating-rate interest and shall not be to speculate on interest rates;

          (b) Investments in commercial paper maturing in 90 days or less from the date of issuance which, at the time of acquisition thereof, is accorded a rating of A1 or better by Standard & Poor's Ratings Group or P1 or better by Moody's Investors Service, Inc. or an equivalent rating by another nationally recognized credit-rating agency of similar standing;

          (c)  Investments in

               (i) direct obligations of, or obligations guaranteed by, the United States of America or any agency that constitutes a full-faith and-credit obligation of the United States of America, in any case maturing in 12 months or less from the date of acquisition thereof, and

               (ii) repurchase agreements fully secured by underlying securities of the type described in clause (i) and issued by a bank or trust company meeting the requirements of (S) 7.4(d);

          (d) Investments in certificates of deposit maturing within six months from the date of issuance thereof (i) issued by a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $500,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof, rated AA or better by Standard & Poor's Ratings Group or AA or better by Moody's Investors Service, Inc., or (ii) issued by any Lender;

          (e) Investments in money-market funds (other than single-state funds) that make investments in accordance with the regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended;


          (f) Loans or advances (other than loans and advances to officers, directors and employees to be used to exercise options with respect to Grand Parent's stock) not to exceed $5,000,000 in the aggregate outstanding at any time in the usual and ordinary course of business to officers, directors and employees for expenses (including moving expenses related to a transfer) incidental to carrying on the business of the Omnipoint Entities;

          (g) Investments existing on the date hereof and listed on Schedule
     7.4;


          (h) Investments in the License Subsidiary by the Borrower consisting of (x) all FCC Licenses held by the Borrower, (y) a capital contribution in an aggre gate amount not to exceed $100,000 (including any previous contribution in connec tion therewith) in connection with the organization thereof and (z) capital contribu tions to the License Subsidiary to the extent necessary to service scheduled principal and amortization of the Indebtedness owed to the FCC;

          (i) Provided that no Default is in existence (except with regard to Post Default Investments) or would result therefrom, Investments by Grand Parent in any of its directly or indirectly owned Subsidiaries; provided that Investments in indirectly owned Subsidiaries shall be made by way of a direct Investment in either OHI or Parent, which in turn may make corresponding Investments in any of OHI's or Parent's respective Subsidiaries;

          (j) Investments by Grand Parent or the Borrower in OHI (and the corresponding Investment by OHI) which are earmarked for Investments by OHI in joint ventures with other Persons in an amount not to exceed $50,000,000 at any one time; provided that such amount shall be increased by an amount equal to 50% of the cumulative Net Cash Proceeds of any and all equity capital raised by Grand Parent from and after the Closing Date through and including any such date of determination, up to a limit of $200,000,000 less any previous Investments in joint ventures pursuant to this clause (j) which subsequently become Subsidiaries of Grand Parent and are in substantially the same line of business as any one or more Omnipoint Entities; provided further that such $200,000,000 limit shall not apply at any time after which the Borrower's EBITDA for the previous 12 consecutive months exceeds $50,000,000;

          (k) Transfers of assets of a Non-Party Subsidiary to another Omnipoint Entity;

          (l) Loans or advances to Grand Parent by another Omnipoint Entity used for the purposes set forth in Section 7.5; and

          (m) Seller take-back financing with respect to any dispositions of assets of any Omnipoint Entity permitted pursuant to Section 7.6 hereof.

     Section 7.5  Distributions.  Grand Parent and the Borrower shall not, and
                  -------------
shall not permit any other Omnipoint Entity to, make any Distributions, except that, (a) any Non-Party Subsidiary may make Distributions to any Omnipoint Entity, and (b) provided that the Administrative Agent has received a certificate of the chief or principal accounting or financial officer of the Borrower to the effect that no Default under Section 7.19(e) or otherwise is in existence or would result therefrom, (x) OIT may make distributions to Grand Parent in respect of Investments by Grand Parent in OIT and (y) the Borrower and the Guarantors may make Distributions to Guarantors, and Guarantors may make corresponding Distributions to Grand Parent (or to OIT for immediate distribution to Grand Parent) to (i) repay or prepay principal in respect of Intercompany Indebtedness owing to Grand Parent or any other Omnipoint Loan Party and to pay current interest as and when due in respect of such Indebtedness, (ii) pay interest on other Indebtedness of Grand Parent, (iii) make Investments in Subsidiaries of Grand Parent permitted hereunder or repay or prepay any Indebtedness of Grand Parent to any of its Subsidiaries, or (iv) to prepay (whether optional or mandatory), repurchase, redeem or make scheduled payments of principal on, the Cap Re Notes.

     Section 7.6  Merger, Consolidation, Disposition of Assets, Etc.
                  -------------------------------------------------

          (a) Grand Parent and the Borrower shall not, and shall not permit any other Omnipoint Entity to, be a party to any merger or consolidation, unless (i) the surviving entity is a United States corporation controlled directly or indirectly by Grand Parent, (ii) no Default is in existence or would arise immediately after giving effect to such merger or consolidation, (iii) with respect to any merger or consolida tion of any Omnipoint Loan Party, the surviving entity executes and delivers an assignment and assumption agreement (covering all obligations under the Loan

     Documents) satisfactory to the Administrative Agent and the Required Secured Creditors and (iv) immediately after giving effect to such transaction, on a pro forma basis, the consolidated net worth of the Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made, will be at least equal to the consolidated net worth of the Omnipoint Entity prior to such transaction; provided that any Omnipoint Entity (other than an Omnipoint Loan Party) may consolidate with, merge into, sell, convey, transfer, lease or otherwise dispose of all or part of its Property to another Omnipoint Entity (other than an Omnipoint Loan Party).

          (b) Grand Parent and the Borrower shall not, and shall not permit any other Omnipoint Entity to, become a party to or agree to or effect any disposition of assets, other than (i) Permitted Asset Sales, (ii) dispositions as permitted in accordance with Section 7.16 hereof, (iii) Permitted C-Block FCC License Transfers and (iv) permitted Investments in accordance with Section 7.4(k) hereof; provided that nothing contained herein shall prohibit the issuance and sale of the Capital Stock of Grand Parent, OHI or any Non Party Subsidiary.

     Section 7.7  Sale and Leaseback.  Grand Parent and the Borrower shall not,
                  ------------------
and shall not permit any other Omnipoint Entity to, enter into any arrangement, directly or indirectly, whereby such Omnipoint Entity shall sell or transfer any Property owned by it in order then or thereafter to lease such Property or lease other property that it intends to use for substantially the same purpose as the Property being sold or transferred.

     Section 7.8  Compliance with Environmental Laws.  Except as set forth in
                  ----------------------------------
the Current Phase I Audit and the Action Letter, Grand Parent and the Borrower shall not, and shall not permit any other Omnipoint Entity to,

          (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Materials of Environmental Concern, except in compliance with applicable Environmental Laws;

          (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Materials of Environmental Concern, except in compliance with applicable Environmental Laws;

          (c) generate any Materials of Environmental Concern on any of the Real Estate, except in compliance with applicable Environmental Laws;

          (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Materials of Environmental Concern on, upon or into the Real Estate except in compliance with applicable Environmental Laws; or

          (e) otherwise conduct any activity at any Real Estate, except in compliance with applicable Environmental Laws, or use any Real Estate in any manner that would violate any applicable Environmental Law or bring such Real Estate in violation of any Environmental Law.

     Section 7.9  Employee Benefit Plans.  Neither Grand Parent, Borrower nor
                  ----------------------
any ERISA Affiliate shall

          (a) engage in any "prohibited transaction" within the meaning of (S) 406 of ERISA or (S) 4975 of the IRC which could result in a material liability for the Borrower;

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S) 302 of ERISA, whether or not such deficiency is or may be waived;

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower pursuant to (S) 302(f) or (S) 4068 of ERISA;

          (d) permit or take any action which would result in the aggregate benefit liabilities (within the meaning of (S) 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities;

          (e) fail to make when due any required contributions to a Multiemployer Plan;

          (f) withdraw (completely or partially) from any Multiemployer Plan where such withdrawal is likely to result in a material liability of Grand Parent or an ERISA Affiliate;

          (g) terminate or institute proceedings to terminate, any Guaranteed Pension Plan, where such termination is likely to result in a material liability of Grand Parent or an ERISA Affiliate;

          (h) make any amendment to any Guaranteed Pension Plan with respect to which security is required under (S) 307 of ERISA; or

          (i) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the IRC where such failure is likely to result in material liability to Grand Parent or an ERISA Affiliate.

     Section 7.10 Transactions with Affiliates.  Grand Parent and the Borrower
                  ----------------------------
shall not, and shall not permit any other Omnipoint Entity to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate, other than those (i) in existence on the date hereof and with respect to the Omnipoint Loan Parties set forth on Schedule
7.10 or (ii) on terms and conditions substantially as favorable to such Omnipoint Entity as would be obtainable at the time in a comparable arm's-length transaction with a Person other than an Affiliate or (iii) the payment of reasonable and customary fees to directors of an Omnipoint Entity who are not employees of such Omnipoint Entity and any employment agreement entered into by such Omnipoint Entity in the ordinary course of business.

     Section 7.11 Change in Nature of Business.
                  ----------------------------

          (a) Grand Parent and the Borrower shall not, and shall not permit any other Omnipoint Entity or any future Subsidiary of any Omnipoint Entity to, make any fundamental change in its business as carried on and as proposed to be carried on at the date hereof.

          (b) Grand Parent and the Borrower shall not, and shall not permit OHI or Parent to, conduct any business other than holding the Capital Stock of its Subsidiaries now or hereafter existing and the other activities currently conducted by it and associated with its status as a holding company and, with respect to OHI, making loans and Investments in and to its Subsidiaries.

          (c) Grand Parent and the Borrower shall not permit OII or OIT to conduct any business other than cash management and related activities.

          (d) Grand Parent and the Borrower shall not permit the License Subsidiary to conduct any business other than the holding of the FCC Licenses for the New York PCS Network and the licensing thereof to the Borrower.

     Section 7.12 Charter Amendments.  Grand Parent and the Borrower shall not,
                  ------------------
and shall not permit any other Omnipoint Entity to, amend its certificate of incorporation or bylaws in any manner adverse to the Lenders except as may be necessary to comply with applicable law. Grand Parent and the Borrower shall not, and shall not permit any other Omnipoint Entity to, amend its limited liability company agreement, operating agreement or other organizational documents in any manner adverse to the Lenders except as may be necessary to comply with applicable law.

     Section 7.13 Accounting Changes.  Grand Parent and the Borrower shall not,
                  ------------------
and shall not permit any other Omnipoint Entity to, make or permit any change in accounting policies or reporting practices, except as required by GAAP, or any change in its fiscal year.

     Section 7.14 Prepayments, Etc., of Indebtedness.  Grand Parent and the
                  ----------------------------------
Borrower shall not, and shall not permit any other Omnipoint Loan Party (other than Grand Parent) to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness owing by such Omnipoint Loan Party (except that Grand Parent may prepay (whether optional or mandatory) any Indebtedness owing by it or any of its Non-Party Subsidiaries, so long as in the case of a voluntary prepayment no payment default exists at the Borrower under this Agreement or the Note Purchase Agreement), other than the prepayment of the Loans in accordance with the terms of this Agreement, the Intercreditor Agreement or as the Required Secured Creditors may otherwise agree; provided that the foregoing shall not apply to (i) Indebtedness owing to the FCC; (ii) prepayment of Intercompany Indebtedness to the extent the proceeds of Distributions may be used in compliance with Section 7.5; and (iii) notwithstanding anything contained in this Section 7.14, Grand Parent may refinance the Senior Notes provided that such refinancing (x) is unsecured and is not guaranteed or supported by the Borrower or any Guarantor, (y) does not have a maturity date prior to the maturity date of the Senior Notes or any manda tory amortization provisions more favorable to the lenders thereunder than those contained in the Senior Notes and (z) is on terms no more restrictive in any material respect to Grand Parent or any Affiliate of Grand Parent than the terms of this Agreement are to Grand Parent or the applicable Affiliate.

     Section 7.15 Amendment, Etc., of Material Contracts.  Grand Parent and the
                  --------------------------------------
Borrower shall not, and shall not permit any other Omnipoint Entity to, cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, amend or otherwise modify any Material Contract or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract, agree in any manner to any other amendment, modification or change of any term or condition of any Material Contract, or take any other action in connection with any Material Contract that, in any such case, could, at the time thereof, reasonably be expected to have a Material Adverse Effect on any Omnipoint Loan Party.

     Section 7.16 Asset Swaps.  Grand Parent and the Borrower shall not, and
                  -----------
shall not permit any other Omnipoint Entity to, enter into any agreement for or effect the exchange of its telecommunication assets for the telecommunication assets of another Person, unless (i) such Omnipoint Entity receives like telecommunication assets of a fair market value at least equal to the telecommunication assets it disposes of, as appraised by an independent third party appraiser acceptable to the Administrative Agent, and (ii) no Default is in existence or would result therefrom; provided that no such swap may be made of any material License of any Omnipoint Loan Party.

     Section 7.17   Certain Restrictions.  Grand Parent and the Borrower shall
                    --------------------
not, and shall not permit (i) any other Omnipoint Loan Party to, enter into any agreement (other than the Loan Documents and the other agreements set forth on Schedule 7.17) which restricts the ability of such Omnipoint Loan Party to enter into amendments, modifications or waivers of the Loan Documents or (ii) Grand Parent or any Non-Party Subsidiary to, enter into any agreement (other than the Loan Documents and the other agreements set forth on Schedule 7.17) which contains (a) covenants exclusively with respect to the Borrower which are more restrictive than the Senior Notes or (b) any other provisions which prohibit or restrict the Borrower from making any payment or prepayment under this Agreement or the Note Purchase Agreement.

     Section 7.18 No Additional Subsidiaries.  The Borrower shall not form or
                  --------------------------
acquire any new Subsidiaries, other than the License Subsidiary.

     Section 7.19 Financial Covenants.
                  -------------------

          (a) Minimum Subscribers.  The Borrower shall not have fewer
              -------------------
Subscribers as of each of the dates indicated below than the number indicated below opposite each such date:

                 Date                 Number of Subscribers
         --------------------         ---------------------
         March 31, 1998               121,000
         June 30, 1998                152,000
         September 30, 1998           183,000
         December 31, 1998            242,000
         March 31, 1999               259,000
         June 30, 1999                291,000
         September 30, 1999           330,000
         December 31, 1999            364,000
         March 31, 2000               364,000
         June 30, 2000                364,000
         September 30, 2000           364,000
         December 31, 2000            511,000
         March 31, 2001               511,000
         June 30, 2001                511,000
         September 30, 2001           511,000
         December 31, 2001            636,000
         March 31, 2002               636,000
         June 30, 2002                636,000

         September 30, 2002           636,000
         December 31, 2002            781,000
         March 31, 2003               781,000
         June 30, 2003                781,000
         September 30, 2003           781,000
         December 31, 2003            909,000
         March 31, 2004               909,000
         June 30, 2004                909,000
         September 30,2004            909,000
         December 31, 2004          1,015,000
         March 31, 2005             1,015,000
         June 30, 2005              1,015,000
         September 30, 2005         1,015,000
         December 31, 2005          1,106,000

          (b) Minimum Revenues.  The Borrower shall not permit its Revenues for
              ----------------
each of the periods indicated below (tested as of the end of the relevant fiscal period) to be less than the amount indicated below opposite each such period:

                           Period                          Revenues
        ---------------------------------------------    ------------
        Three months ended March 31, 1998                $18,800,000
        Six months ended June 30, 1998                   $40,200,000
        Nine months ended September 30, 1998             $66,600,000
        Twelve months ended December 31, 1998           $101,000,000
        Twelve months ended March 31, 1999              $123,000,000
        Twelve months ended June 30, 1999               $145,900,000
        Twelve months ended September 30, 1999          $169,300,000
        Twelve months ended December 31, 1999           $188,100,000
        Twelve months ended March 31, 2000              $188,100,000
        Twelve months ended June 30, 2000               $188,100,000
        Twelve months ended September 30, 2000          $188,100,000
        Twelve months ended December 31, 2000           $262,300,000
        Twelve months ended March 31, 2001              $262,300,000
        Twelve months ended June 30, 2001               $262,300,000
        Twelve months ended September 30, 2001          $262,300,000
        Twelve months ended December 31, 2001           $360,200,000
        Twelve months ended March 31, 2002              $360,200,000

        Twelve months ended June 30, 2002                $360,200,000
        Twelve months ended September 30, 2002           $360,200,000
        Twelve months ended December 31, 2002            $461,900,000
        Twelve months ended March 31, 2003               $461,900,000
        Twelve months ended June 30, 2003                $461,900,000
        Twelve months ended September 30, 2003           $461,900,000
        Twelve months ended December 31, 2003            $553,400,000
        Twelve months ended March 31, 2004               $553,400,000
        Twelve months ended June 30, 2004                $553,400,000
        Twelve months ended September 30, 2004           $553,400,000
        Twelve months ended December 31, 2004            $630,800,000
        Twelve months ended March 31, 2005               $630,800,000
        Twelve months ended June 30, 2005                $630,800,000
        Twelve months ended September 30, 2005           $630,800,000
        Twelve months ended December 31, 2005            $695,200,000
        and thereafter the twelve month period
        ending on the last day of each fiscal quarter

          (c) Leverage Ratio.  (i) The Borrower shall not permit the ratio of
              ---------------
Total Covenant Indebtedness to Adjusted Annualized EBITDA to exceed at any time during any of the periods indicated below, the ratio set forth below opposite such period:

                         Period                   Ratio
        ----------------------------------------  -----
        (from and including, to and including)
        Closing Date to September 30, 1999        11.8
        October 1, 1999 to December 31, 1999      10.0
        January 1, 2000 to March 31, 2000         10.0
        April 1, 2000 to June 30, 2000             9.0
        July 1, 2000 to September 30, 2000         6.5
        October 1, 2000 to December 31, 2000       5.9

          (ii) The Borrower shall not permit the ratio of Total Covenant Indebtedness to Annualized EBITDA to exceed at any time, during any of the periods indicated below, the ratio set forth below opposite such period:

                         Period                   Ratio
        ----------------------------------------  -----
        (from and including, to and including)
        January 1, 2001 to March 31, 2001         18.0

        April 1, 2001 to June 30, 2001            16.0
        July 1, 2001 to September 30, 2001        14.0
        October 1, 2001 to December 31, 2001      11.2
        January 1, 2002 to March 31, 2002         11.2
        April 1, 2002 to June 30, 2002            11.2
        July 1, 2002 to September 30, 2002        11.2
        October 1, 2002 to December 31, 2002       6.5
        January 1, 2003 to March 31, 2003          6.5
        April 1. 2003 to June 30, 2003             6.5
        July 1, 2003 to September 30, 2003         6.5
        October 1, 2003 to December 31, 2003       4.7
        January 1, 2004 to March 31, 2004          4.7
        April 1, 2004 to June 30, 2004             4.7
        July 1, 2004 to September 30, 2004         4.7
        October 1, 2004 and thereafter             4.0

          (d) Fixed Charge Ratio.  The Borrower shall not permit the ratio of
              ------------------
Annualized EBITDA to Fixed Charges at any time during any of the periods set forth below to be less than the ratio set forth below with respect to such period.

                         Period                   Ratio
        ----------------------------------------  -----
         (from and including, to and including)
        October 1, 2001 to September 30, 2002     0.6
        October 1, 2002 to September 30, 2003     1.1
        October 1, 2003 to September 30, 2004     1.4
        October 1, 2004 to September 30, 2005     1.6
        October 1, 2005 to the Maturity Date      1.8


          (e) Total Covenant Indebtedness to Book Capitalization.  The Borrower
              --------------------------------------------------
shall not, at any time, permit the ratio of (i) Total Covenant Indebtedness minus Unrestricted Cash pledged to the Administrative Agent for the benefit of the Lenders and the Secured Creditors under the Intercreditor Agreement to (ii) Book Capitalization to exceed 55% or, following any Equity Issuance, 60%.

                                  ARTICLE VII

                        CONDITIONS TO THE INITIAL LOANS
                        -------------------------------

     The obligations of the Lenders to make their initial Loans shall be subject to the satisfaction of the following conditions precedent on or prior to the date of such initial Loans (the "Closing Date"):
                                 ------------

     Section 8.1  Loan Documents.  Each Lender shall, to the extent requested
                  --------------
prior to the Closing Date, have received a Note, duly executed and delivered by the Borrower, as well as each of the other Loan Documents, which shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Administrative Agent, each of the Lenders and their counsel.

     Section 8.2  Proceedings and Documents.  All corporate and other
                  -------------------------
proceedings in connection with the transactions contemplated hereby and by the other Loan Documents shall be satisfactory to the Administrative Agent, each of the Lenders and their counsel, and the Administrative Agent shall have received such secretary's certificates, certificates of the Secretary of State of the state of organization or incorporation of each Omnipoint Loan Party and other copies of documents with respect thereto as it may reasonably request.

     Section 8.3  Validity of Liens.  The Collateral Documents shall be
                  -----------------
effective to create in favor of the Administrative Agent a legal, valid and enforceable first-priority security interest (except for Permitted Liens that have priority under applicable law) in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect, perfect and preserve such security interests shall have been duly effected and all such documents shall have been duly executed by the Borrower, Parent, License Subsidiary, OHI and OIT, as applicable. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

     Section 8.4  Search Reports and Related Documents.  The Administrative
                  ------------------------------------
Agent shall have received

          (a) such UCC, tax, patent, trademark and judgment lien search reports with respect to such applicable public offices where Liens are filed, as shall be acceptable to the Administrative Agent, disclosing that there are no Liens (other than Permitted Liens) of record in such official's office covering any Collateral or showing the Borrower, Parent, License Subsidiary, OHI or OIT as a debtor thereunder;

          (b) a certificate of the Borrower, Parent, License Subsidiary, OHI and OIT, signed by an authorized officer of each thereof, dated the Closing Date, certifying that, as of the Closing Date, there will exist no Liens on the Collateral other than Permitted Liens; and

          (c) acknowledgment copies or duly executed file-stamped copies of UCC-1 and UCC-3 financing statements with respect to the Collateral filed in each office where such filing is necessary or appropriate to perfect a Lien on the Collateral.

     Section 8.5  Certificates of Insurance.  The Administrative Agent shall
                  -------------------------
have received a certificate of insurance from an independent insurance broker naming the Administrative Agent as an additional insured and/or a loss payee, dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Borrower Security Agreement and this Agreement.

     Section 8.6  Solvency Certificate.  The Administrative Agent shall have
                  --------------------
received an officer's certificate of the Borrower and Grand Parent dated as of the Closing Date as to the Borrower and each other Omnipoint Loan Party being Solvent following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Administrative Agent and Lenders.

     Section 8.7  Opinion of Counsel to Omnipoint Loan Parties.  Each of the
                  --------------------------------------------
Lenders and the Administrative Agent shall have received a favorable legal opinion of counsel to the Omnipoint Loan Parties addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent.

     Section 8.8  Opinion of FCC Counsel.  Each of the Lenders and the
                  ----------------------
Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and Administrative Agent from FCC counsel to the Borrower and Parent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent.

     Section 8.9  Payment of Fees.  The Borrower shall have paid all fees and
                  ---------------
expenses payable on the Closing Date by the Borrower or any other Omnipoint Loan Party, including, without limitation, all fees payable on the Closing Date pursuant to Section 2.3 and, to the extent invoiced, the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Lenders and the Agents, Pillsbury Madison & Sutro LLP, counsel to the Administrative Agent and any FCC and local counsel to the Lenders.

     Section 8.10 Approvals, Permits.  The Borrower shall have obtained all
                  ------------------
Federal, state and local governmental and regulatory consents, approvals, Licenses and permits, including any third-party consents, as required or necessary for the Borrower to borrow Loans hereunder and continue with the construction and development of the New York PCS Network as contemplated for the current stage of construction and development on the Closing Date and operate its business pursuant to the Full Term Operating Business Plan, and all such consents, approvals, Licenses and permits shall remain in effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; no law or regulation shall be applicable in the judgment of the Lenders that restrains, prevents or imposes materially adverse conditions upon the Loans or the construction and development of the New York PCS Network referred to above or the operation of the Borrower's business pursuant to the Full Term Operating Business Plan and the Administrative Agent shall receive a certificate of an authorized officer of the Borrower to that effect dated the Closing Date.

     Section 8.11 Delivery of Operating Business Plans.  The Borrower shall have
                  ------------------------------------
delivered to Administrative Agent and each Lender

          (a) an Annual Operating Business Plan for its 1998 fiscal year and

          (b) a Full-Term Operating Business Plan,

each of which shall be in form and substance satisfactory to the Administrative Agent and each Lender, together with a certificate of its chief or principal accounting or financial officer dated the Closing Date certifying as to the reasonableness of the assumptions and expectations contained therein and that there are presently no facts known to such Person that would make either such plan misleading in any material respect.

     Section 8.12 Material Agreements. Subject to confidentiality restrictions,
                  -------------------
the Administrative Agent shall have received a complete and correct copy, certified by an authorized officer of the Borrower, of (a) the Expense Allocation Agreement and the Cash Management Agreement, in each case as then in effect, and (b) each other contract set forth on Schedule 5.24, as such other contract is then in effect and as to which the Administrative Agent shall have requested a copy on or before the Closing Date.

     Section 8.13 Litigation.  There shall exist no action, suit, investigation,
                  ----------
litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that could in the reasonable opinion of the Lenders have a Material Adverse Effect.

     Section 8.14 Existing Bank Debt.  The Administrative Agent shall have
                  ------------------
received evidence satisfactory to it (i) that the proceeds of the Initial Loans shall repay in full all of the Existing Bank Debt (including, without limitation, all fees payable pursuant to (S) 2.3 of the Existing Loan Agreement) and that all lenders of the Existing Bank Debt shall have released (or shall, effective immediately upon receipt of such proceeds, release) the Borrower from any and all obligations under the Existing Bank Debt, (ii) that all commitments of the lenders of such Existing Bank Debt to make loans or advances to the Borrower shall be terminated on or prior to the Closing Date and (iii) that all Liens securing obligations of the Borrower under the Existing Bank Debt shall be released and terminated on or prior to the Closing Date (or shall, effective immediately upon receipt of the proceeds of the initial Loan in an amount sufficient to repay all amounts owing in respect of the Existing Bank Debt, release and terminate all such Liens).

      Section 8.15 Creation of OHI Subsidiary.  The Borrower shall have caused
                   --------------------------
the establishment of a new Subsidiary of OHI (the "OHI Subsidiary") and shall have taken all steps necessary to enable OHI to pledge its Capital Stock in the OHI Subsidiary in favor of the Administrative Agent for the benefit of the Lenders and the Secured Creditors under the Intercreditor Agreement pursuant to the OHI Pledge Agreement.

     Section 8.16 Title Insurance.  The Administrative Agent shall have received
                  ---------------
a paid policy of mortgage title insurance with respect to each parcel of Real Estate to be subject to a Mortgage, in amount satisfactory to the Administrative Agent and issued by a title insurance company satisfactory to the Administrative Agent.

     Section 8.17 Financial Statements.  The Administrative Agent shall have
                  --------------------
received the audited financial statements of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries for the fiscal year ending December 31, 1996 and the unaudited financial statements of Grand Parent and its Subsidiaries and the Borrower and its Subsidiaries for the fiscal quarter ending
September 30, 1997.

     Section 8.18 Environmental Matters.  The Administrative Agent shall (i) be
                  ---------------------
satisfied that no Omnipoint Loan Party is subject to any Environmental Claim which could have a Material Adverse Effect and (ii) have received an environmental audit report in form and substance satisfactory to the Agent and the Lenders prepared by an independent environmental consultant acceptable to the Administrative Agent and the Lenders with respect to the Real Estate of the Borrower and its Subsidiaries.

     Section 8.19 Access Agreements.  The Administrative Agent shall have
                  -----------------
received executed copies of the Access Agreements, which shall be in full force and effect and the terms of which shall not have been waived, amended or otherwise modified without the prior consent of the Administrative Agent.

     Section 8.20 Subordination Agreements.  The Administrative Agent shall have
                  ------------------------
received executed Subordination Agreements subordinating to all Obligations all Intercompany Indebtedness owed by the Borrower or any Guarantor, which documentation shall be consistent with the terms and conditions of this Agreement. The Administrative Agent shall have received documentation satisfactory to it and the Required Secured Creditors that the Intercompany Indebtedness is evidenced by notes and is "back to back" or otherwise documented to provide the intended benefits to the Lenders of such subordination.

     Section 8.21 Consent Agent.  The Administrative Agent shall have received a
                  -------------
consent letter from the C. T. Corporation System, presently located at 1633 Broadway, New York, New York 10019 (together with any successor thereto, the "Consent Agent"), indicating its consent to its appointment as agent to receive service of process on behalf of each of the Omnipoint Loan Parties.

     Section 8.22 Other Documents.  The Administrative Agent and each Lender
                  ---------------
shall receive all other documents, instruments and opinions from the Borrower and Grand Parent

(including opinions of counsel for the Borrower and Grand Parent) as the Administrative Agent and each Lender may reasonably request, in form and substance satisfactory to the Administrative Agent and each Lender and their counsel, and which shall be in full force and effect on the Closing Date.

     Section 8.23 Note Purchase Agreement.  The Holders under the Note Purchase
                  -----------------------
Agreement shall have purchased, or contemporaneously with the making of the Initial Loans shall purchase, the Senior Secured Notes.

     Section 8.24 Other Conditions.  The conditions in Section 9.1 shall have
                  ----------------
been satisfied.

     By their execution and delivery of this Agreement, each Lender agrees and acknowledges that as of the Closing Date it has received an unexecuted form of each of the Loan Documents required to be delivered pursuant to Section and each other document and agreement required to be delivered to it pursuant to this
Article VIII, and that the form of each Loan Document and each other such document and agreement is satisfactory to it.


                                  ARTICLE IX

                        ADDITIONAL CONDITIONS TO LOANS
                        ------------------------------

     Section 9.1  Conditions to All Loans.  The obligation of each Lender to
                  -----------------------
make any Loan, including its initial Loan, shall also be subject to the satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received a timely and properly completed Draw Request.

          (b) Each of the representations and warranties of the Borrower and the other Omnipoint Entities contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true at and as of the time of the making of such Loan with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

          (c) No Default shall have occurred and be continuing.

          (d) No Material Adverse Effect shall have occurred (other than continuing losses of the Borrower materially in compliance with the projections provided pursuant to the Full-Term Operating Business Plan).

          (e) No change shall have occurred in any law or regulation or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan and no order of any court or Governmental Body shall have been entered prohibiting the consummation of the transactions contem plated by the Loan Documents.

          (f) Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

          (g) The Administrative Agent shall have received such other approvals, opinions or documents as it or any Lender through the Administrative Agent may reasonably request.

Each delivery of a Draw Request shall constitute a representation and warranty by the Borrower as to the matters specified in clause (b) and (c) above.


                                   ARTICLE X

                     EVENTS OF DEFAULT; ACCELERATION; ETC.
                     -------------------------------------

     Section 10.1 Events of Default and Acceleration.  Upon the occurrence and
                  ----------------------------------
during the continuance of any of the following events (each an "Event of Default"),

          (a) the Borrower shall fail to pay (i) any principal of the Loans when due or (ii) any fee payable pursuant to Section 2.3 or any interest on the Loans or any other sum hereunder or under any of the other Loan Documents to which it is a party, in each such case, with respect to this clause
     (ii), within three days after the date on which the same shall become due and payable; or

          (b) Grand Parent or the Borrower shall fail to comply with any of the covenants contained in Section 6.13(h), 6.16 or Article VII; or

          (c) Any Omnipoint Loan Party shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 10.1) and such failure shall continue for a period of 30 consecutive days after the earlier of (i) written notice thereof from the Administrative Agent or (ii) actual knowledge thereof by such Omnipoint Loan Party; or

          (d) any representation or warranty of any Omnipoint Entity under this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement or any Loan

     Document shall not be correct in any material respect upon the date when made or deemed to have been made or repeated; or

          (e)  (i)  any Significant Entity shall

               (A) make an assignment for the benefit of creditors, or

               (B) generally not pay its debts as such debts become due or admit in writing its inability to generally pay or generally fail to pay its debts as they mature or become due, or

               (C) petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for itself or for any substantial part of its assets, or

               (D) shall commence any case or other proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction providing for the relief of debtors, now or hereafter in effect

               (ii) any petition or application described in (i)(C) or (D) above shall be filed or any such case or other proceeding shall be commenced against any Significant Entity and (x) any Significant Entity shall indicate its approval thereof, consent thereto or acquiescence therein, or
     (y) such petition, application or proceeding is not dismissed within 45 days thereof, or (z) any of the actions sought in such petition, application or proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or

               (iii) any Significant Entity shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) any Significant Entity shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Indebtedness that is outstanding in a principal amount of at least $10 million in the aggregate (but excluding Indebtedness outstanding hereunder and Indebtedness owed to the FCC), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness of any Significant Entity, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness or otherwise to cause, or to permit the holder thereof to cause, such Indebtedness to mature; or any such Indebtedness of any Significant Entity shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, other than (i) the redemption or repurchase of not more than $15,000,000 of Senior Notes as permitted in the last sentence of the definition of "Change of Control" in Article I and (ii) from the Net Cash Proceeds of asset sales (in accordance with Section 3.2), or equity or debt issuances, in each case prior to the stated maturity thereof; or

          (g) any final judgment or order for the payment of money in an amount of $10,000,000 or more (excluding any portion thereof that an insurance company of recognized standing and creditworthiness reasonably satisfactory to the Administrative Agent has agreed to pay) shall be rendered against one or more Significant Entities and shall not be paid, discharged or bonded and either

               (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or

               (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) any of the Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Omnipoint Entity, or any Guarantor shall assert that its respective guaranty of the Obligations of the Borrower is invalid, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in any material respect in accordance with the terms thereof; or

          (i) with respect to any Guaranteed Pension Plan: an ERISA Event shall have occurred and the Required Secured Creditors shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of Grand Parent or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount of $10,000,000 or more; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan or appointed a trustee to administer or liquidate any plan; or

          (j) (i) any Environmental Claim shall have been asserted against any Omnipoint Entity or any Environmental Affiliate thereof which, if determined adversely, could reasonably be expected to have a Material Adverse Effect, (ii) any release, emission, discharge or disposal of any Material of Environmental Concern shall have occurred, and such event could form the basis of an Environmental Claim against any Omnipoint Entity or any Environmental Affiliate thereof which, if determined adversely, could have a Material Adverse Effect, or (iii) any Omnipoint Entity or its Environmental Affiliate shall have failed to obtain any Environmental Permit necessary for the management, use, control, ownership, or operation of its business, property or assets or any such Environmental Permit shall be revoked, terminated, or otherwise cease to be in full force and effect, in each case, if the existence of such condition could have a Material Adverse Effect;

          (k) the FCC or any other Governmental Body shall cancel, revoke or suspend (i) any of the Borrower's Licenses for the New York PCS Network, or any License held by the License Subsidiary, or fail to renew any such License or (ii) any other License or group of Licenses held by Grand Parent or any of its Significant Subsidiaries (other than "C" Block Licenses) the loss of which could reasonably be expected to have a Material Adverse Effect on Grand Parent and its Significant Subsidiaries, taken as a whole; or

          (l) the FCC or any other Governmental Body shall commence any proceeding to cancel, revoke or suspend any of the Borrower's or the License Subsidiary's Licenses for the New York PCS Network which proceeding for the cancellation, revocation or suspension (i) could reasonably be expected to have a Material Adverse Effect and (ii) has not been stayed or enjoined by the Borrower or the License Subsidiary within five business days after the commencement of any such proceeding; or

          (m) the Borrower or the License Subsidiary shall fail to pay when due amounts owing the FCC unless (i) such failure to pay can reasonably be expected, in the sole reasonable judgment of the Required Secured Creditors, not to result in any cancellation, revocation or suspension of any of the Borrower's or the License Subsidiary's Licenses for the New York PCS Network or (ii) the Borrower or the License Subsidiary has obtained a stay or injunction against any action by the FCC to cancel, revoke or suspend such License notwithstanding such failure to pay; or

          (n) the Administrative Agent shall cease to have a valid and perfected first-priority Lien on any Collateral (subject only to Permitted Liens) securing the Obligations of the Borrower (or in the case of Collateral pledged by Parent, License Subsidiary, OHI or OIT, each such Person's respective guaranty of the Obligations of the Borrower) or the Borrower, Parent, License Subsidiary, OHI or OIT shall so assert; or

          (o)  a Change of Control shall occur.

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Secured Creditors shall, by notice to the Borrower, (i) declare the Commitments of each Lender to make Loans to be terminated, whereupon the same shall forthwith terminate, and/or (ii) declare the amount of all outstanding principal of the Loans, the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the outstanding principal amount of the Loans, the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that upon the
                                                      --------
occurrence of an Event of Default under subsection (e) above, (A) the Commitments of each Lender to make Loans shall automatically be terminated and
(B) the amount of all outstanding principal of the Loans, the Notes, all such interest and all such amounts shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower; and provided further that
                                                          ----------------
any action taken pursuant to this paragraph shall be subject to the terms of the Intercreditor Agreement.


                                  ARTICLE XI

                            THE ADMINISTRATIVE AGENT
                            ------------------------

     Section 11.1 Authorization and Action.  Each Lender appoints and authorizes
                  ------------------------
the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected and indemnified in so acting or refraining from acting) upon the instructions of the Required Lenders or, if applicable, the Required Secured Creditors (unless otherwise provided herein), and such instructions shall be binding upon all Lenders; provided that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent will give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities to any Lender, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities to any Lender shall be read into this Agreement or otherwise exist against the Administrative Agent. The Borrower agrees to pay the Administrative Agent such compensation for services rendered hereunder as may be separately agreed between the Borrower and the Administrative Agent in the Agent's Fee Letter.

  Section 11.2 Administrative Agent's Reliance, Etc.  Neither the Administrative
               ------------------------------------
Agent nor any of its respective directors, officers, agents or employees shall be (a) liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement, any other Loan Document or any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document for any failure of the Borrower to perform its obligations or satisfy any condition hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower. Without limitation of the generality of the foregoing, the Administrative Agent:

          (a) may treat the Lender that made any Loan as the holder of the Indebtedness resulting therefrom until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and an assignee, as provided in (S) 12.7;

          (b) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with the Loan Documents;

          (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party;

          (d) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto;

          (e) shall be fully justified in failing or refusing to take action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders or Required Secured Creditors, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action;

          (f) shall incur no liability as a result of any determination whether the transactions contemplated by the Loan Documents constitute a "highly leveraged transaction" within the meaning of the interpretations issued by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System;

          (g) may act by or through its agents or attorneys-in-fact;

     Section 11.3 Administrative Agent's Rights as Lender.  With respect to its
                  ---------------------------------------
Commitments, any Loans made by it and any Note issued to it, the Administrative Agent in its individual capacity shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include any Administrative Agent in its individual capacity. Any Administrative Agent in its individual capacity and its affiliates may generally engage in any kind of business with, the Borrower and any of its Affiliates and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if any Administrative Agent in its individual capacity were not the Administrative Agent and without any duty to account therefor to the Lenders.

     Section 11.4 Lender Credit Decision.  Each Lender acknowledges that it has,
                  ----------------------
independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, Administrative Agents, attorneys-in-fact or Affiliates.

     Section 11.5 Indemnification.  Each Lender severally will indemnify the
                  ---------------
Administrative Agent (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent under the Loan Documents or any documents contemplated hereby or thereby; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender will reimburse the Administrative Agent promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 12.4, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 11.5, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Loans outstanding at such time and owing to the respective Lenders and (b) the aggregate unused portions of their respective Commit ments. The failure of any Lender to reimburse the Administrative Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Administrative Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent for such other Lender's ratable share of such amount.

     Section 11.6 Successor Administrative Agents.  The Administrative Agent may
                  -------------------------------
resign upon 30 days' written notice to the Lenders and the Borrower and may be removed at any time by the Required Secured Creditors or the Borrower with or without cause upon 30 days' notice from the Required Secured Creditors or the Borrower, as the case may be. If the Administrative Agent shall be so removed or resign, the Required Secured Creditors during such 30 day period shall appoint from among the Lenders a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent and the term "Administrative Agent" as used herein and in all other Loan Documents shall mean such successor agent, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. A successor Administrative Agent will notify the Borrower of its appointment promptly after its appointment.

     Section 11.7   Other Agents.  Without limiting any provision contained in
                    ------------
this Section 11 neither the Syndication Agent, the Documentation Agent nor the Co-Agent shall have, except if any such Persons shall also be Lenders, as to and to the limited extent expressly provided herein, any obligation, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Each Lender acknowledges that it has not relied, and will not rely, on the Syndication Agent, the Documentation Agent or the Co-Agent, in deciding to enter into this Agreement or in taking or not taking action hereunder.

     Section 11.8 Notice of Default and Other Notices.  The Administrative Agent
                  -----------------------------------
shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received prior written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. Without limiting the generality of the foregoing or subsection 10.1, the Administrative Agent shall not be required to take any action with respect to any Default or Event of Default except as directed by the Required Secured Creditors, provided that unless and until the Administrative Agent shall have
           --------
received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deemed advisable in the best interests of the Lenders.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     Section 12.1 Amendments, Etc.  No amendment or waiver of any provision of
                  ---------------
this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Secured Creditors (and the terms of effectiveness set forth in such amendment, waiver or consent shall be satisfied), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that
                                  --------

          (a) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following at any time:

               (i) waive any of the conditions specified in Article IX or, in the case of the initial Borrowing, Article VIII;

               (ii) change the definition of Required Secured Creditors (or, without the vote of the Required Lenders only, change the definition of Required Lenders);

               (iii) release any Collateral, other than as contemplated by the Loan Documents or release the Parent Guaranty, the Subsidiary Guaranty, the OHI Guaranty or the OIT Guaranty;

               (iv) amend this Section 12.1;

               (v) amend or waive any mandatory prepayment provisions;

               (vi) increase the Commitments of the Lenders or subject the Lenders to any additional obligations;

               (vii) reduce the principal of, or interest on, the Loans or the Notes or any fees or other amounts payable hereunder; or

               (viii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder; and

          (b) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

     Section 12.2 Notices, Etc.  All notices and other communications provided
                  ------------
for hereunder shall be in writing (including telegraphic, telecopy or cable communication) and mailed, telegraphed, telecopied, cabled or delivered,

          (a)  if to the Borrower, at:

               Omnipoint Communications Inc.
               16 Wing Drive
               Cedar Knolls, New Jersey  07927
               Attn:  Harry Plonskier
               (fax no. (973) 257-2539) - prior to April 15, 1998
               (fax no. (973) 290-2539) - from and after April 15, 1998

               with a copy to:

               Piper & Marbury, L.L.P.
               1200 19th Street, N.W.
               Washington, DC  20036
               Attn:  Edwin Martin, Esq.
               (fax no. (202) 861-6317)

          (b)  if to Grand Parent, at:

               Omnipoint Corporation
               Three Bethesda Metro Center
               Suite 400
               Bethesda, MD 20814
               Attn:  Bradley E. Sparks
               (fax no. (301) 951-2518)

               with a copy to Piper & Marbury, L.L.P. as set forth under clause
               (a) above;

          (c)  if to OHI, OIT or the License Subsidiary, in care of

               Omnipoint Corporation
               Three Bethesda Metro Center
               Suite 400
               Bethesda, MD 20814
               Attn:  Bradley E. Sparks
               (fax no. (301) 951-2518)

          (d) if to any Lender, at its domestic lending office or other address provided by the Lender; and

          (e)  if to the Administrative Agent,

          (i) for notices with respect to Draw Requests and Requests for Conversations/Continuation:

               Bank of America National Trust & Savings Association 1850 Gateway Boulevard
               5/th/ Floor
               Concord, CA 94520
               Attention: Sang Lee
               Tel: (510) 675-8416
               Fax: (510) 675-8500

          (ii) for all other notices:

               Bank of America National Trust & Savings Association 1455 Market Street
               San Francisco, CA  94103
               Attention: Leandro Balidoy
               (fax no. (415) 436-3425)

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telegraphed, telecopied or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or XI shall not be effective until received by the Administrative Agent.

     Section 12.3 No Waiver; Remedies.  No failure on the part of any Lender or
                  -------------------
the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 12.4 Costs, Expenses.
                  ---------------

          (a)  The Borrower will pay on demand

               (i) all costs and expenses of the Agents incurred in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and any consents or waivers in connection therewith (including (A) all search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Agents with respect to the Loan Documents, with respect to advising the Agents as to their rights and responsibilities, or the perfection, protection or preservation of rights or interests, under the Loan Documents and with respect to negotiations with the Omnipoint Loan Parties or with other creditors of the Omnipoint Loan Parties in connection with the Loan Documents, or arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding or negotiation involving creditors' rights generally and any proceeding ancillary thereto), and

               (ii) all costs and expenses of the Agents and the other Lenders in connection with the enforcement of the Loan Documents, including in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including the reasonable fees and expenses of counsel for the Agents and each other Lender with respect thereto).

          (b) If, at any time any payment of principal of, or Conversion of, any LIBO Rate Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Loan, as a result of any repayment, prepayment or Conversion thereof, acceleration of the maturity of the Notes or Loans pursuant to (S) 10.1 or for any other reason, or any payment of principal of or Conversion of any LIBO Rate Loan is not made on any date specified in any notice of prepayment or Notice of Conversion or Continuation, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to such Lender any loss, cost or expense (including loss of anticipated profit) that any Lender may sustain or incur as a consequence of the making of any payment of a LIBO Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto or as a consequence of not making any such payment or Conversion on such specified date. In the case of any Loan that the related Draw Request specifies is to be comprised of LIBO Rate Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Draw Request for such Loan the applicable conditions set forth in Article VIII and IX, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender when such Loan, as a result of such failure, is not made on such date.

          (c) If the Borrower fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of the Borrower by the Administrative Agent or any Lender, in its sole discretion.

          (d) The Borrower will indemnify each Lender, each Agent and their respective Affiliates and their officers, directors, partners, employees, agents and advisors (each an "Indemnified Party") and hold each Indemnified
                                   -----------------
     Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel including, with respect to the Agents and each other Lender, reasonable allocated costs and expenses of in-house counsel and legal staff) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with

               (i) the Notes, this Agreement and other Loan Documents and the enforcement thereof, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Loans, or

               (ii) the actual or alleged presence of Materials of Environmental Concern on any property of the Borrower or any environmental proceeding relating in any way to the Borrower,

     except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of any investigation, litigation or other proceeding to which the indemnity in this (S) 12.4(d) applies, the indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower also agrees not to assert any claim against the Agents, any other Lender, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

          (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this (S) 12.4 shall survive the payment in full of principal and interest hereunder and under the Notes and the termination of this Agreement and the Commitments hereunder.

     Section 12.5 Right of Set-off.  Upon (a) the occurrence and during the
                  ----------------
continuance of any Event of Default and (b) the making of the request specified by (S) 10.1 to authorize the Administrative Agent to declare, or the Administrative Agent's declaration of, the Loans to be due and payable pursuant to the provisions of (S) 10.1, each Lender and each of its Affiliates is authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement, any Note or Notes held by such Lender and the other Loan Documents, irrespective of whether such Lender shall have made any demand under this Agreement or such Note or the other Loan Documents and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application; provided that the failure to give such notice shall not
                     --------
affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this (S) 12.5 are in addition to other rights and remedies (including other rights of set-off) that such Lender and its Affiliates may have.

     Section 12.6 Binding Effect.  This Agreement shall become effective when it
                  --------------
shall have been executed by the Borrower and the Administrative Agent and when each Lender shall have executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of all of the Lenders.

     Section 12.7 Assignments and Participations.
                  ------------------------------

          (a) Each Lender may assign to one or more banks or other entities (including any fund, trust or other Person in connection with a securitization or monetization of the Loans or other indirect raising of capital) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment, the Loans owing to it and/or the Note or Notes held by it); provided that
                                              --------

               (i) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an Approved Fund or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment and Loans of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000 and shall be an integral multiple of $500,000. Notwithstanding the foregoing, within three days of the Closing Date assignments may be made in an amount not less than $100,000, and such assigned amounts may be further assigned (in whole but not in part) in the future in amounts equal to the amount originally assigned;

               (ii) the parties to each such assignment shall

                    (A) execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, and except for assignments to an Affiliate of the Lender or an Approved Fund and except for assignments on the Closing Date or in connection with the initial syndication, a processing and recordation fee of $500 for each such assignment,

                    (B) deliver a copy of such Assignment and Acceptance to the
               Borrower at the time it delivers a copy to the Administrative Agent; and

               (iii) unless the Borrower and the Administrative Agent shall have consented thereto, no such assignment shall be made

                    (A) while any undrawn Commitment is outstanding, except to a
               Person that shall have represented that it has a combined capital and surplus or assets of at least $50,000,000, and

                    (B) except to a Person, other than a commercial bank or
               other financial institution or fund, that shall have represented that such Person is not engaged in, and does not have an Affiliate that is engaged in, the business of providing PCS telecommunications services to the public; and

               (iv) the parties to such assignment shall, to the extent applicable, arrange with the Borrower for the execution and delivery of a substitute Note or Notes replacing any Note or Notes subject to such assignment.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,

               (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and thereunder and

               (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Accep tance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

               (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;

               (ii) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;

               (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in (S) 5.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

               (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents;

               (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents, and to take such action as Collateral Agent under the Intercreditor Agreement and the Collateral Documents, as are delegated to the Administrative Agent and the Collateral Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto;

               (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement and the Loan Documents are required to be performed by it as a Lender;

               (vii) such assignee makes the representations set forth in subsection (b)(iv) above; and

               (viii) such assignee confirms that it is bound by the confidentiality provisions set forth in (S) 12.10.

          (c) The Administrative Agent shall maintain at its address referred to in (S) 12.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The
                                                             --------
     entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been timely completed and is substantially in the form of Exhibit C, together with the processing and recordation fee referred to in
     Section 12.7(a)(ii),

               (i) accept such Assignment and Acceptance,

               (ii) record the information contained therein in the Register and

               (iii) give prompt notice thereof to the Borrower.

Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall, to the extent applicable, execute and deliver to the Assignee in exchange for the surrendered Note or Notes a new Note to the order of such assignee in an amount equal to the Loans and/or Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Loans or Commitments hereunder, a new Note to the order of the assigning Lender in an amount equal to the Loans and/or Commitments retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially in the form of Exhibit C.

          (e) Upon the Administrative Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to (S) 12.7(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (f) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (other than other entities that are engaged in, or have Affiliates that are engaged in, the business of providing PCS telecommunications services to the public) (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i)
                                                           --------
     such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participants shall have rights to approve any amendment to or waiver of this Agreement except to the extent that such amendment or waiver would (i) extend the Maturity Date in which the Participant is participating, or reduce the rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation and that an increase in any Commitment or Loan shall be permitted without the consent of any Participant if such Participant's participation is not increased as a result thereof), or (ii) consent to the assignment by the Borrower of any of its rights and obligations under this Agreement. A Participant shall not be entitled to receive any greater payment under (S) 4.2, 4.3 or 12.4(b) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

          (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.7, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such
                                             --------
     disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Informa tion received by it from such Lender, and any Lender that is an investment fund that invests in bank loans may, without the consent of the Administrative Agent or the Borrower, pledge all or any portion of its interest, rights and obligations to any trustee or any other representative of holders of obligations owed or securities issued by such investment fund as security for such obligations or securities.

          (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including the Loans owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          (i) Notwithstanding the foregoing, in the event that any Holder exercises its option pursuant to the Intercreditor Agreement to exchange its Senior Secured Note or Senior Secured Notes for Loans hereunder, upon satisfaction of the requirements of the Note Purchase Agreement and execution and delivery to the Administrative Agent by such Holder of a Joinder Agreement, such Holder shall become a party hereto and shall have the rights and obligations of a Lender hereunder. The amount of such new Lender's Tranche A Amount (as defined in the Note Purchase Agreement) so exchanged shall be converted into a Tranche A Loan, and the amount of such new Lender's Tranche B Amount (as defined in the Note Purchase Agreement) so exchanged shall be converted into a Tranche B Loan, and such Loans shall be entered into the Register by the Administrative Agent (and, at the request of such new Lender, Notes shall be issued in accordance with
     Section 2.10). Once a Holder becomes a Lender pursuant to this Section 12.7(i), such new Lender shall not be entitled to exchange its Loans for Senior Secured Notes.

     Section 12.8 GOVERNING LAW.  THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED
                  -------------
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     Section 12.9 Execution in Counterparts.  This Agreement may be executed in
                  -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 12.10  Confidentiality.  So long as this Agreement shall be in
                    ---------------
effect and any Loans or Commitments remain outstanding, neither the Administrative Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than

          (a) to the Administrative Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective assignees and participants, and then only on a confidential basis,

          (b) as required by any law, rule or regulation or judicial process,

          (c) as requested or required by any state, Federal or foreign authority or examiner (or the national association of insurance commissioners) regulating banks or banking or such Lender or such Lender's Affiliates, and

          (d) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such counterparty or advisor agrees to be bound by the provisions of this Section 12.10).

     The Administrative Agent and the Lenders shall not, and the Borrower shall not and shall cause its Affiliates not to, disclose the terms of this Agreement, the other Loan Documents or the transactions contemplated hereby to any Person without the consent of the other party hereto, except

               (i) to the extent that such terms or transactions become generally available to the public,

               (ii) to their respective Affiliates and their officers, directors, employees, agents, advisors and (in the case of the Lenders) to actual or prospective assignees and participants, in each case to the extent that the Administrative Agent, any Lender or the Borrower deems necessary or appropriate,

               (iii) as required by any law, rule or regulation or judicial process and

               (iv) as requested by any state, Federal or foreign regulatory authority (or the national association of insurance commissioners).

Within a reasonable period of time prior to making any disclosure with respect to such terms and transactions that is permitted under clause (iii) or (iv) of the preceding sentence, the party proposing, or whose Affiliate is proposing, to make such disclosure will consult with the other party concerning the need for and scope of any such disclosure.

     Section 12.11  Consent to Jurisdiction.  Each of Grand Parent and the
                    -----------------------
Borrower irrevocably

          (a) submits to the jurisdiction of any New York State or Federal court sitting in New York City and any appellate court from any thereof in any action or proceeding arising out of or relating to any Loan Document;

          (b) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or in such Federal court;

          (c) waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding;

          (d) consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Grand Parent or the Borrower at its address specified in (S) 12.2; and

          (e) irrevocably designates, appoints and empowers, and shall cause each other Omnipoint Loan Party to designate, appoint and empower, the Consent Agent, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its properties, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason the Consent Agent shall cease to be available to act as such, each of Grand Parent and the Borrower agrees to, and shall cause each other Omnipoint Loan Party to, designate a new Consent Agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent.

          (f) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Nothing in this (S) 12.11 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

     Section 12.12  Matters Relating to the Administrative Agent.  (a) The
                    --------------------------------------------
Borrower will pay the Administrative Agent a fee in an amount, computed as provided and payable at the times separately agreed to by the Administrative Agent and the Borrower. In addition, the Borrower will pay on demand all costs and expenses of the Administrative Agent (including allocated costs and reasonable expenses of in-house counsel and legal staff) in connection with the preparation, execution, delivery, performance, administration, enforcement, modification and amendment of the Collateral Documents and/or any other Loan Document at any time, including without limitation the reasonable fees and expenses of counsel (including reasonable allocated costs and expenses of outside counsel, in-house counsel and legal staff) and the costs and expenses incurred by the Administrative Agent in the course of performing its duties and obligations as Administrative Agent.

     Section 12.13 WAIVER OF JURY TRIAL.  EACH OF GRAND PARENT, THE BORROWER,
                    --------------------
THE ADMINISTRATIVE AGENT AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     Section 12.14 Grand Parent Not a Guarantor.  The parties hereto acknowledge
                   ----------------------------
and agree that Grand Parent shall be a party hereto solely for the purposes of providing the covenants and representations expressly specified herein, and shall not be a guarantor of the Obligations of any Loan Party under the Loan Documents.

      Section 12.15 Loans Not Securities.  It is the intent of the parties
                    --------------------
hereto, and their expectation, that the Loans hereunder (and Notes evidencing the same, if any) and the lenders' interests therein, are commercial loans and not securities subject to the Securities Act of 1933, as amended, or any related federal or state securities laws, statutes or regulations.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                                            OMNIPOINT COMMUNICATIONS INC., as
                                            Borrower


                                            By
                                              ------------------------------
                                            Name:  Harry Plonskier
                                            Title: Vice President Finance

                                          OMNIPOINT CORPORATION, as a party for
                                          ----------------------
                                          the purposes set forth in Section
                                          12.14 of this Agreement


                                          By
                                            ------------------------------
                                          Title:

                                          DLJ CAPITAL FUNDING, INC., as Lender
                                          and Syndication Agent


                                          By
                                            ------------------------------
                                          Title:

                                          GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                          a Lender and Documentation Agent


                                          By
                                            ------------------------------
                                          Title:

                                          BANK OF AMERICA NATIONAL TRUST
                                            & SAVINGS ASSOCIATION, as
                                            Lender


                                          By
                                            ------------------------------
                                          Title:



                                          BANK OF AMERICA NATIONAL TRUST
                                            & SAVINGS ASSOCIATION, as
                                            Administrative Agent


                                          By
                                            ------------------------------
                                          Title:

                                          NATIONSBANK, N.A., as Lender and
                                          Co-Agent



                                          By
                                            ------------------------------
                                          Title:

                                          CIBC INC., as Lender



                                          By
                                            ------------------------------
                                          Title:

                                          CITIBANK N.A., as Lender



                                          By
                                            ------------------------------
                                          Title:

                                          BANKBOSTON N.A., as Lender



                                          By
                                            ------------------------------
                                          Title:

                                          CREDIT LYONNAIS NEW YORK
                                          BRANCH, as Lender



                                          By
                                            ------------------------------
                                          Title:

                                          CAPITAL RESEARCH AND MANAGEMENT
                                          COMPANY on behalf of THE BOND
                                          FUND OF AMERICA, INC.



                                          By
                                            ------------------------------
                                          Title:

                                          CAPITAL RESEARCH AND MANAGEMENT
                                          COMPANY on behalf of AMERICAN
                                          VARIABLE INSURANCE SERIES - HIGH-
                                          YIELD BOND FUND



                                          By
                                            ------------------------------
                                          Title: